As filed with the Securities and Exchange Commission on December 19, 2025

File Nos. 002-67052 and 811-03023

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

Post-Effective Amendment No. 744

AND

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

Amendment No. 745

FORUM FUNDS
190 Middle Street, Suite 101
Portland, Maine 04101
207-347-2000

Stacy L. Fuller, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006

Copies to:
Zachary R. Tackett
Atlantic Fund Administration, LLC
190 Middle Street, Suite 101
Portland, ME 04101

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to Rule 485, paragraph (b)(1)
[X]	on December 30, 2025, pursuant to Rule 485, paragraph (b)(1)
[ ]	60 days after filing pursuant to Rule 485, paragraph (a)(1)
[ ]	on , pursuant to Rule 485, paragraph (a)(1)
[ ]	75 days after filing pursuant to Rule 485, paragraph (a)(2)
[ ]	on , pursuant to Rule 485, paragraph (a)(2)
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered: MAI Managed Volatility Fund

MAI Managed Volatility Fund Managed By MAI Capital Management, LLC

Investor Class

(DIVPX)

Institutional Class

(MAIPX)

Prospectus

December 30, 2025

The MAI Managed

Volatility Fund

seeks income and

long term capital

appreciation.

The Securities and Exchange

Commission has not approved

or disapproved of these

securities or passed upon the

accuracy or adequacy of the

disclosure in this Prospectus.

Any representation to the
contrary is a criminal offense.

Summary Section	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategies	2
Principal Investment Risks	3
Performance Information	5
Management	7
Purchase and Sale of Fund Shares	7
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	7
Details Regarding Principal Investment Strategies And Risks	8
Additional Information Regarding Principal Investment Strategies	8
Additional Information Regarding Principal Investment Risks	10
Management	14
Investment Adviser	14
Portfolio Managers	14
Other Service Providers	15
Fund Expenses	15
Your Account	16
How to Contact the Fund	16
General Information	16
Choosing a Share Class	19
Buying Shares	19
Selling Shares	23
Retirement Accounts	26
Other Information	27
Financial Highlights	30

Summary Section

MAI Managed Volatility Fund – Investor Class and Institutional Class

+ Investment Objective

The objective of the MAI Managed Volatility Fund (the “Fund”) is income and long term capital appreciation.

+ Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	3.04%	0.32%
Interest Expenses	0.21%	0.21%
Other Expenses	2.83%	0.11%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses(1)	4.27%	1.30%
Fee Waiver and/or Expense Reimbursement(2)	(2.80)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.47%	1.22%

(1)	Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses (“AFFE”).

(2)	MAI Capital Management, LLC (the “Adviser”) has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, dividends on short sales, acquired fund fees and expenses, brokerage costs, and extraordinary expenses) of Investor Class and Institutional Class to 1.24% and 0.99%, respectively, through January 1, 2027 (the “Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may recoup from the Fund fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such recoupment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses of a class (after the recoupment has been taken into account) to exceed the lesser of (i) the then-current expense cap, and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed.

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Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Expense Cap through the time periods described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$150	$1,040	$1,944	$4,261
Institutional Class	$124	$404	$705	$1,561

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

+ Principal Investment Strategies

The Fund will seek to achieve its investment objective principally by (1) investing in a diversified portfolio of equity securities, with a focus on those paying dividends, and (2) selling exchange listed options. The Fund’s equity portfolio is designed to appreciate for long-term capital gains, and the Fund’s option overlay strategy is designed to generate gains, which are largely short-term capital gains. This strategy generally requires the Fund to hold a substantial amount of its assets in cash or cash equivalents, which may include U.S. Treasury securities, shares of money market funds and/or other short-term cash investments, which may pay interest that will contribute to Fund performance. The Fund may invest in fixed-income securities, which primarily will be investment grade, meaning that they are rated by a nationally recognized statistical rating organization (for example, Moody’s Investors Service or S&P Global Ratings) as Baa3 or BBB- (or the equivalent) or better or determined by the Adviser to be of comparable quality. Although the Fund may invest in fixed-income securities of any maturity or duration, the Adviser generally expects that the Fund’s investments in fixed-income securities will carry a maturity and duration of less than two years.

Under normal market conditions, the Fund’s investments in domestic equity securities are primarily in companies with mega-, large- and mid-sized market capitalizations or exchange-traded funds (“ETFs”) that invest in such securities. The Adviser defines these ranges as mega-cap: market value of $200 billion or more; large-cap: market value between $10 billion and $200 billion and mid-cap: market value between $2 billion and $10 billion. Such domestic equity securities include common stock and sponsored and unsponsored American Depositary Receipts (“ADRs”). The Fund may also invest in domestic equity securities of companies with small market capitalizations (defined by the Adviser as those companies with market capitalizations of less than $2 billion).

The Adviser’s focus on mega-. large- and mid-cap total return-oriented stocks and a target equity weighting of 45-55% of total assets under normal circumstances may limit the Fund’s ability to fully participate in sharply rising stock markets. However, these investments, as well as the option premium generated by selling options, are intended to provide significant downside protection in falling markets. When price change, dividends and interest income are coupled with the premium generated from the option writing activity, the Adviser believes the Fund can pursue its objective with less downside deviation than traditional equity investment strategies by, in effect, managing volatility. Volatility is a statistical measure of the magnitude of changes in the Fund’s returns without regard to the direction of those changes. Higher volatility is generally associated with higher risk, as often reflected by frequent (and sometimes significant) movements up and down in value.

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The Fund may use cash-secured index options to achieve the desired market exposure and address volatility under changing market conditions. The Fund may write put or call options on ETFs that seek to track the performance of an underlying index. In addition, the Fund may buy call options, or sell put options seeking to initiate positions and buy put index options that are designed to create a hedge for the Fund’s portfolio.

The Adviser uses a total return approach to select the Fund’s investments. The Adviser’s investment process consists of conducting proprietary research, analyzing company filings, communicating with company management and industry analysts and reviewing third-party research. Once an investment is made, the holding is continuously monitored to ensure that the initial rationale for investment remains. If it is determined that the initial reason for investment is no longer valid, the security’s price exceeds its target, or if other investments with a better risk-return profile become available, the Adviser may sell the holding.

+ Principal Investment Risks

The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

It is important that you closely review and understand the risks of investing in the Fund prior to making an investment in the Fund.

Market Events Risk. Disruptive events with geopolitical consequences, including pandemics, may destabilize various countries’ economies and markets, which may experience increased volatility and reduced liquidity. Policy changes by the Federal Reserve and/or other government actors could similarly cause increased volatility in financial markets. Trade barriers and other protectionist trade policies (including those in the U.S.) may also result in market turbulence. Market volatility and reductions in market liquidity may negatively affect issuers worldwide, including issuers in which the Fund invests. Under such circumstances, the Fund may have difficulty liquidating portfolio holdings, particularly at favorable prices. To the extent that the Fund experiences higher levels of redemptions, the Fund may be required to sell portfolio holdings, which may negatively impact the Fund’s NAV.

Equity Risk. Equity securities, which include common stocks and sponsored and unsponsored ADRs, may decline in value because of changes in the price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons that directly relate to the issuer of a security or broader economic or market events including changes in interest rates.

Mega and Large Capitalization Company Risk. The Fund’s investments in larger capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Options Risk. The price of an option, which is a function of interest rates, volatility, dividends, the exercise price, stock price and other market factors, may change rapidly over time. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective.

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Options on Securities Indices Risk. Options on securities indices bear substantially the same risks as options on securities included in the index. Additionally, the hours of trading for options on an index may not conform to the hours during which the underlying securities are traded. To the extent that hours for the option markets differ from the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue. Options on securities indices require settlement in cash. Therefore, the Fund may be forced to liquidate portfolio securities to meet settlement obligations. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

Call Options Risk. As a result of selling covered call options, the Fund may be required to deliver a portfolio security to the owner of the call option. Under such circumstance, the Fund would not participate in additional increases in the stock price. In addition, selling options generates gains, which are largely short-term capital gains that are distributed to shareholders as dividends or lower the cost basis of the Fund’s portfolio. The Fund’s losses are potentially unlimited in an uncovered, written call transaction. As the buyer of a call option, the Fund risks losing the premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless.

Put Options Risk. The Fund may sell put options and may be required to buy the underlying security at the exercise price. When this occurs, the Fund will incur a loss equal to the difference between the exercise price less the premium received from the sale of the option and the security’s current market value. The Fund’s losses are potentially large in a written put transaction. In addition, selling options generates gains, which are largely short-term capital gains and distributed to shareholders as dividends or lower the cost basis of the Fund’s portfolio. As the buyer of a put option, a Fund risks losing the premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless.

Cash and Cash Equivalents Holdings Risk. When investing in cash and cash equivalents, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Management Risk. The Fund is actively managed, and its performance will reflect the Adviser’s ability to make investment decisions that are suited to achieving the Fund’s investment objective.

Fixed-Income Securities Risk. The Fund may invest in fixed-income (debt) securities, which are generally subject to the following risks:

Credit Risk. The financial condition of an issuer of a fixed-income security may cause the issuer to default. A decline in an issuer’s credit rating may cause a decrease in the value of the security and an increase in investment risk and price volatility.

Interest Rate Risk. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than

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fixed-income securities with shorter durations. The Fund may face a heightened level of interest rate risk due to changes in monetary policy.

ADR Risk. The Fund may invest in ADRs. ADR risks include, but are not limited to, foreign investment risks, such as political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, ADRs may not track the price of the underlying foreign securities, and their value may change materially at times when U.S. markets are not open for trading. Unsponsored ADRs may involve additional risks, and their prices may be more volatile than the prices of sponsored ADRs.

Small and Mid-Sized Capitalization Company Risk. Investments in small and mid-sized capitalization companies may be less liquid, and the prices of such securities may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund’s ability to sell such securities at a desirable time and price.

Hedging Risk. Hedging against a decline in the value of a Fund position does not eliminate fluctuations in the values of those Fund positions or prevent losses if the values of those positions decline. Such hedging transactions also limit the opportunity for gain if the value of the Fund position should increase. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund’s return, or create a loss.

Exchange-Traded Funds Risk. An ETF is subject to the risk that the market price of the ETF’s shares may trade at a discount to its NAV or an active trading market for its shares may not develop or be maintained. Additionally, an index ETF may not replicate the performance of a benchmark index it seeks to track. ETFs have management and other fees, which the Fund would have to pay as an investor in an ETF.

Information Technology Sector Risk. The information technology sector includes, for example, artificial intelligence, internet, semiconductor, software, hardware and technology equipment companies. This sector can be affected by, among other things, the supply and demand for specific products and services, the pace of technological development and government regulation.

+ Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Investor Class from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an additional benchmark with characteristics relevant to the Fund. Because the Investor Class has higher expenses than the Institutional Class, the performance of the Investor Class would be lower than the performance that the Institutional Class realized for the same period. Updated performance information is available at www.maifunds.com or by calling (877) 414-7884 (toll free).

Performance information (before and after taxes) represents only past performance and does not necessarily indicate future results.

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Annual Returns as of December 31

Investor Shares

During the period shown, the highest return for a quarter was 12.06% for the quarter ended June 30, 2020, and the lowest return was -14.72% for the quarter ended March 31, 2020.

The calendar year-to-date total return as of September 30, 2025 was 8.26%.

Average Annual Total Returns

(For the periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Institutional Class - Return Before Taxes	8.64%	6.41%	5.85%
Investor Class - Return Before Taxes	8.36%	6.15%	5.59%
Investor Class - Return After Taxes on Distributions	7.97%	5.76%	5.12%
Investor Class - Return After Taxes on Distributions and Sale of Fund Shares	5.01%	4.70%	4.29%
S&P 500® Index
(reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
CBOE S&P 500 BUYWRITE INDEX - BXM
(reflects no deduction for fees, expenses or taxes)	20.12%	6.88%	6.94%

S&P 500® Index is a broad-based, unmanaged measure of changes in stock market conditions based on the average performance of stocks of 500 large U.S. companies.

The CBOE S&P 500 BuyWrite Index (“BXM”) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BXM is a passive total return index based on (i) buying an S&P 500 stock index portfolio, and (ii) writing (or selling) the near-term S&P 500 Index “covered” call option, generally on the third Friday of each month.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans

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or individual retirement accounts. After-tax returns are shown only for the Fund's Investor Class and after-tax returns for other share classes will vary.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

+ Management

Investment Adviser. MAI Capital Management, LLC is the Fund’s investment adviser.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:

●	Kurt D. Nye, CFA is Chief Investment Officer and a Managing Partner of the Adviser and has been co-portfolio manager of the Fund since 2013.

●	Richard J. Buoncore is Executive Chairman and CEO of the Adviser and has been co-portfolio manager of the Fund since its inception in 2010.

●	Michael Marrapese, CFA is a Director of the Adviser and has been co-portfolio manager of the Fund since 2024.

+ Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. You may purchase or redeem shares directly from the Fund by calling (877) 414-7884 (toll free) or writing to the Fund at MAI Managed Volatility Fund, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Investor Class		Institutional Class
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$2,500	$100	$50,000	$5,000
Retirement Accounts	$1,000	$100	$25,000	$5,000

+ Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders other than tax-advantaged investors (such as tax-advantaged retirement plans and accounts) as ordinary income, capital gains, or some combination of both. If you are investing through a tax-advantaged account, you may still be subject to taxation at ordinary income tax rates upon withdrawals from that account.

+ Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Details Regarding Principal Investment Strategies And Risks

+ Concepts to Understand

ADRs are receipts for the shares of a foreign-based company registered and traded in the U.S.

Common Stock means an ownership interest in a company and usually possesses voting rights and may earn dividends.

Equity Securities include common stock and ADRs.

Exercise Price means the price at which an options contract can be exercised.

Market Capitalization means the total value of all of a company’s stock in the stock market based on the stock’s market price.

+ Investment Objective

The investment objective of the Fund is income and long term capital appreciation. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without a vote of shareholders. The Fund, however, will provide shareholders with at least 60 days’ notice prior to making any changes to the investment objective.

+ Additional Information Regarding Principal Investment Strategies

The Fund will seek to achieve its investment objective principally by (1) investing in a diversified portfolio of equity securities, with a focus on those paying dividends, and (2) selling exchange listed options. The Fund’s equity portfolio is designed to appreciate for long-term capital gains, and the Fund’s option overlay strategy is designed to generate gains, which are largely short-term capital gains.

Under normal market conditions, the Fund targets equity holdings, including investments in ETFs, at 45-55% of total assets, which may limit the Fund’s ability to fully participate in sharply rising stock markets; however, these factors, as well as the option premium generated by selling options, are intended to provide significant downside protection in falling markets. At times, equity holdings may be higher or lower than these ranges due to options assignments, capital flows or atypical volatility in the equity markets. The The Fund’s investments in domestic equity securities are primarily in companies with mega-, large- and mid-sized market capitalizations or ETFs that invest in such securities. The Adviser defines these ranges as mega-cap: market value of $200 billion or more; large-cap: market value between $10 billion and $200 billion and mid-cap: market value between $2 billion and $10 billion. Such domestic equity securities include common stock and sponsored and unsponsored ADRs. The Fund may also invest in domestic equity securities of companies with small market capitalizations (defined by the Adviser as those companies with market capitalizations of less than $2 billion). In addition, in connection with its options overlay strategy, the Fund may hold a substantial portion of its assets in cash or cash equivalents, which may include U.S. Treasury securities, shares of money market funds and/or other short-term cash investments, which may pay interest that will contribute to Fund performance. The Fund may invest in fixed-income securities, which primarily will be investment grade, meaning that they are rated by a nationally recognized statistical rating organization (for example, Moody’s Investors Service or Standard & Poor’s) as Baa3 or BBB - (or the equivalent) or better or determined by the Adviser to be of comparable quality. Although the Fund may invest in fixed-income securities of any maturity or duration, the Adviser generally expects that the Fund’s investments in fixed-income securities will carry a maturity and duration of less than two years.

The Fund expects to sell “covered” call options against a portion of the Fund’s portfolio holdings of common stocks or against exchange-listed index options. As the seller of a call option, the Fund

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receives cash (the premium) from the purchaser. The purchaser of the call option has the right to any appreciation in the value of the reference asset over a fixed price (the exercise price) anytime before a certain date in the future (the expiration date). The Fund, in effect, sells the potential appreciation in the value of the underlying security or index in exchange for the premium.

The Fund also expects to sell cash-secured put options on individual equity positions. The Fund may write put or call options on underlying indexes and ETFs that seek to track the performance of an underlying index. As the seller of a put option, the Fund receives cash (the premium) from the purchaser. The purchaser of the put option has the right to sell the underlying instrument to the Fund for the exercise price during a specified period of time. The Fund, in effect, sells the potential depreciation in the value of the underlying security or index in exchange for the premium. In addition, the Fund may buy call options, or sell put options seeking to initiate positions and buy put index options that are designed to create a hedge for the Fund’s portfolio.

Options sold by the Fund are exchange-traded. The premium, the exercise price and the market value of the security or index underlying the option determine the gain or loss realized by the Fund as the seller of either a put or a call option. In the event the market falls and the Adviser does not roll put options forward or buy them back, the Fund would either take delivery of the security underlying the option, committing the corresponding level of cash or cash equivalents to secure the potential obligation, or settle with cash, depending on the option.

The Adviser’s Process. The Adviser uses a total return approach to select the Fund’s investments. Using this investment style, the Adviser seeks securities selling at discounts to their underlying values and then holds these securities until their market values reflect their intrinsic values.

In choosing its investments for the Fund, the Adviser uses such traditional measures of value as dividend yield, price to earnings ratios, return on assets, price-to-book ratios and other quantitative measures. The Adviser believes that insight into the value of a company is gained by looking at these fundamentals in relation to the company’s balance sheet and its entire capital structure with emphasis on its capability and commitment to paying a significant and growing dividend.

The Adviser’s investment process consists of conducting proprietary fundamental research, analyzing company filings, communicating with company management and industry analysts and reviewing third-party research. The Adviser continually monitors the investments in the Fund’s portfolio to determine if there have been any fundamental changes in the companies or issuers. The Adviser may sell a security if:

●	The security subsequently fails to meet the Adviser’s initial investment criteria;

●	A more attractively priced security is found or if funds are needed for other purposes; or

●	The Adviser believes that the security has reached its appreciation potential.

The Fund generally seeks to write calls and puts at strike prices that are out of the money. Overall market exposure and the spreads between the market and strike prices on options contracts vary by macro, market related, and stock specific factors. The Fund seeks to diversify the options it writes by strike price and expiration date while keeping duration of the contracts short.

The Adviser targets gross contribution from portfolio income of greater than 5% annually. The composition of portfolio income is expected to vary, but the Adviser targets the largest contribution from option writing, followed by dividends and interest. Environments in which volatility is at or above its long-term averages have demonstrated opportunities to write call options with spreads of 5-7% between the market and strike prices, and put options with spreads of 7-10%. These spread targets may expand or contract significantly in higher or lower volatility environments as the Adviser generally

9

seeks to enhance risk management rather than achieve significantly higher levels of contribution through option premium collection.

In most market environments the option writing portfolio features an asymmetric risk management approach that is biased toward acceptance of opportunity cost. A severe market sell-off may produce an environment in which portfolio management sees the converse risk and writes options with the opposite asymmetric approach. As mentioned above, the Adviser seeks to keep the duration of option contracts short, which it considers to be less than three full months. The Adviser may use a variety of contract durations, but expects the majority of contracts written to be nine weeks or less, resulting in an average contract duration under 10 weeks.

The Adviser’s focus on mega-, large- and mid-cap total return-oriented stocks and a target equity weighting of 45-55% of total assets under normal circumstances may limit the Fund’s ability to fully participate in sharply rising stock markets. However, these factors, as well as the option premium generated by selling options are intended to provide significant downside protection in falling markets. When price change, dividends and interest income are coupled with the premium generated from the option writing activity, the Adviser believes the Fund can pursue its objective with less downside deviation than traditional equity investment strategies by, in effect, managing volatility.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high-quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

+ Additional Information Regarding Principal Investment Risks

The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Disruptive events with geopolitical consequences, including pandemics and natural disasters, may destabilize world economies and cause market turbulence. Trade barriers and other protectionist trade policies (including those in the U.S.) may also increase market turbulence. Similarly, policy changes by the Federal Reserve and/or other government actors, including changes in interest rates, could cause or increase volatility in the financial markets. Increases in market volatility may lead to reductions in market liquidity, which may make it more difficult for the Fund to purchase and sell portfolio holdings at favorable market prices and make the Fund’s net asset value fluctuate materially. To the extent that the Fund experiences high redemptions during periods of market turbulence, the Fund’s performance may be adversely affected, as the Fund may not be able to sell portfolio holdings at favorable prices, or may be required to sell portfolio holdings, which may result in higher taxes when Fund shares are held in a taxable account. In addition, the Fund may experience increased portfolio turnover, which will increase its costs and adversely impact its performance.

Equity Risk. Equity securities, common stocks and sponsored and unsponsored ADRs may decline in value because of changes in price of a particular holding or a broad stock market decline. These fluctuations could be a drastic movement or a sustained trend. The value of a security may decline for

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a number of reasons that directly relate to the issuer of a security, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, or broader economic or market events, including changes in interest rates. Common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer’s debt securities and preferred stock take precedence over the claims of common stockholders. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuation in the market value of the underlying securities.

Mega and Large Capitalization Company Risk. Investments in larger capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some larger capitalization companies may be unable to respond quickly to new competitive challenges or to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of larger capitalization companies could trail the returns on investments in stocks of small and mid-sized capitalization companies.

Options Risk. The price of an option, which is a function of interest rates, volatility, dividends, the exercise price, stock price and other market factors, may change rapidly over time. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective.

Options on Securities Indices Risk. Options on securities indices bear substantially the same risks as options on securities included in the index. Additionally, the hours of trading for options on an index may not conform to the hours during which the underlying securities are traded. To the extent that hours for the option markets differ from the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue. Options on securities indices require settlement in cash. Therefore, the Fund may be forced to liquidate portfolio securities to meet settlement obligations. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

Options on securities indices may be used in connection with a managed volatility strategy. Techniques used by the Adviser to manage the volatility of a Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the Fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the Adviser’s ability to correctly analyze and implement, in a timely manner, the volatility management techniques.

Call Options Risk. As a result of selling covered call options, the Fund may be required to deliver a portfolio security to the owner of the call option. Under such circumstance, the Fund would not participate in additional increases in the stock price. In addition, selling options generates gains, which are largely short-term capital gains that are distributed to shareholders as dividends or lower the cost basis of the Fund’s portfolio. The Fund’s losses are potentially unlimited in an uncovered, written call transaction. As the buyer of a call option, the Fund risks losing the premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless.

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Put Options Risk. The Fund may sell put options and may be required to buy the underlying security at the exercise price. When this occurs, the Fund will incur a loss equal to the difference between the exercise price less the premium received from the sale of the option and the security’s current market value. The Fund’s losses are potentially large in a written put transaction. In addition, selling options generates gains, which are largely short-term capital gains and distributed to shareholders as dividends or lower the cost basis of the Fund’s portfolio. As the buyer of a put option, a Fund risks losing the premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless.

Cash and Cash Equivalents Holdings Risk. When investing in cash and cash equivalents, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Management Risk. The Fund is actively managed, and its performance will reflect the Adviser’s ability to make investment decisions that are suited to achieving the Fund’s investment objective. Investments selected by the Adviser for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives. Further, the Fund’s performance may deviate from overall market returns to a greater degree than funds that do not employ a similar strategy.

Fixed-Income Securities Risk. The value of fixed-income (debt) securities depends generally on an issuer’s credit rating and the interest rate of the security. Fixed-income securities are generally subject to the following risks:

Credit Risk. The financial condition or perceived financial condition of an issuer of a fixed-income security may cause the issuer to default or become unable to pay interest or principal due on the security. If an issuer defaults, a fixed-income security could lose all of its value, be renegotiated at a lower interest rate or principal amount or become illiquid. Generally, investment risk and price volatility increase as a fixed-income security’s credit rating declines, which can cause the price of fixed-income securities to go down.

Interest Rate Risk. The value of fixed-income securities may decline due to changes in prevailing interest rates. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than fixed-income securities with shorter durations. The Fund may face a heightened level of interest rate risk due to changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may adjust interest rates or the timing, frequency, or magnitude of such adjustments. Any changes could be sudden and could expose debt markets to significant volatility and reduced liquidity.

ADR Risk. Investing in ADRs may involve risks relating to political, economic or regulatory conditions in foreign countries where the underlying securities are traded. These risks include political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. The underlying securities are typically denominated (or quoted) in a currency other than U.S. dollars. The securities underlying ADRs may trade on foreign exchanges at times when U.S. markets are not open for trading. As a result, the value of ADRs may not track the price of the underlying foreign securities and may change materially at times when the U.S. markets are not open for trading. Unsponsored ADRs may involve additional risks, and their prices may be more volatile than the prices of sponsored ADRs.

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Small and Mid-Sized Capitalization Company Risk. Investments in small and mid-sized capitalization companies may be less liquid, and the prices of such securities may fluctuate more and have a higher degree of volatility than those of larger, more established companies. Securities of small and mid capitalization companies may be traded in lower volume. The general market may not favor the small and mid-sized companies in which the Fund invests, and as a result the Fund could underperform the general market. Small and mid-sized companies may have more limited product lines, markets and financial resources that make them more susceptible to economic and market setbacks. Additionally, information about these companies may not be readily available. The smaller the company, the greater effect these risks may have on the company’s operations and performance, which could have a significant impact on the price of the security. These factors could adversely affect the Fund’s ability to sell such securities at a desirable time and price.

Hedging Risk. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. Gains or losses from positions in hedging instruments may be much greater than the instrument’s original cost.

Exchange-Traded Funds Risk. The value of put options on ETFs sold by the Fund is based on the value of the ETFs underlying the options. The price of an ETF can fluctuate within a wide range, and the value of an option on an ETF may decrease if the prices of the securities owned by the ETF go down. An index ETF may not replicate the performance of a benchmark index it seeks to track. In addition, an ETF is subject to the risk that the market price of the ETF’s shares may trade at a discount to its NAV or an active trading market for its shares may not develop or be maintained. Trading of an ETF’s shares may be halted, during which time an option may be exercised, exposing the Fund to the risks of directly investing in an ETF’s shares. Additionally, ETFs have management and other fees, which the Fund would have to pay if the option was exercised, increasing their cost.

Information Technology Sector Risk. The information technology sector includes, for example, artificial intelligence, internet, semiconductor, software, hardware and technology equipment companies. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. This sector can be affected by, among other things, the supply and demand for specific products and services, the pace of technological development and government regulation.

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Management

The MAI Managed Volatility Fund (the “Fund”) is a series of Forum Funds (the “Trust”), an open-end, management investment company (mutual fund). The Board of Trustees (the “Board”) oversees the management of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board and the Trust’s executive officers may be found in the Fund’s Statement of Additional Information (the “SAI”), which is available on the Fund’s website at www.maifunds.com.

+ Investment Adviser

The Fund’s investment adviser is MAI Capital Management, LLC (the “Adviser”), 6050 Oak Tree Blvd, Suite 500, Cleveland, OH 44131. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940 and has provided investment advisory and management services to clients since 1973. As of November 1, 2025, the Adviser had approximately $48 billion of assets under management.

Subject to the general oversight of the Board, the Adviser makes investment decisions for the Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”). The Adviser receives an advisory fee from the Fund at an annual rate equal to 0.75% of the Fund's average annual daily net assets under the terms of the Advisory Agreement. The actual advisory fee rate retained by the Adviser for the fiscal year ended August 31, 2025 was 0.65%. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund's Total Annual Fund Operating Expenses (excluding all taxes, interest, dividends on short sales, acquired fund fees and expenses, brokerage costs, and extraordinary expenses) of Investor Class to 1.24% and Institutional Class to 0.99% through January 1, 2027 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may recoup from the Fund fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such recoupment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund (after the recoupment has been taken into account) to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. Total Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply.

A discussion summarizing the basis on which the Board last approved the Advisory Agreement will be included in the Fund’s reports on Form N-CSR.

+ Portfolio Managers

Kurt D. Nye, Richard J. Buoncore, and Michael Marrapese co-manage the Fund's portfolio and are jointly and primarily responsible for securities selection in the Fund and perform all aspects of the Fund's management.

Kurt D. Nye, CFA is Chief Investment Officer and a Managing Partner of the Adviser. Prior to joining the Adviser in 2011, Mr. Nye was an Investment Analyst with the Townsend Group where he provided portfolio modeling, investment due diligence, and analytical support to clients. Previously, Mr. Nye was a Senior Financial Analyst at Capital One where he focused on forecasting and analysis.

Richard J. Buoncore is Executive Chairman and CEO of the Adviser. Prior to the formation of the Adviser in 2007, Mr. Buoncore was Managing Partner of BC Investment Partners LLC since 2005. Previously, Mr. Buoncore was CEO of Victory Capital Management, a multibillion dollar asset management and mutual fund complex.

Michael Marrapese, CFA is a Director of the Adviser. Prior to joining the Adviser in 2023, Mr. Marrapese was President of MarketCipher Partners, LLC a registered investment advisor where his responsibilities

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included portfolio management, risk management, business development, and operations. Previously, Mr. Marrapese worked at Deutsche Bank on their delta one trading desk and held various positions within prime finance and equity trading.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of Fund shares by the portfolio managers.

+ Other Service Providers

Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex”), provides fund accounting, fund administration and compliance services to the Fund and the Trust and supplies certain officers of the Trust, including a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, an Anti-Money Laundering Compliance Officer and additional compliance support personnel. Atlantic Shareholder Services, LLC, a wholly owned subsidiary of Apex, provides transfer agency services to the Fund and the Trust.

Foreside Fund Services, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), acts as the agent of the Trust in connection with the continuous offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or with Apex or their affiliates.

+ Fund Expenses

Expenses that are directly attributable to a specific class of shares, such as distribution fees and shareholder servicing fees, are charged directly to that class. The Adviser or other service providers may waive all or any portion of their fees and may reimburse certain expenses of the Fund. To the extent that a service provider is waiving fees and/or reimbursing expenses pursuant to a contractual arrangement, such waivers and/or reimbursements may be reflected in the Fund’s Fees and Expenses table. Any agreement to waive fees or to reimburse expenses increases the investment performance of the Fund and its share classes for the period during which the waiver or reimbursement is in effect. Current Adviser fee waiver and/or expense reimbursements are reflected in the section titled “Fees and Expenses.”

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Your Account

+ How to Contact the Fund

E-mail the Fund at:

MAIFunds.ta@apexgroup.com

Website Address:

www.maifunds.com

Write the Fund:

MAI Managed Volatility Fund

P.O. Box 588

Portland, Maine 04112

Overnight Address:

MAI Managed Volatility Fund

c/o Apex Fund Services

190 Middle Street, Suite 101

Portland, Maine 04101

Telephone the Fund at:

(877) 414-7884 (toll free)

Wire investments (or ACH payments):

Please contact the transfer agent at (877) 414-7884 (toll free) to obtain the ABA routing number and account number for the Fund.

+ General Information

You may purchase or sell (redeem) shares of the Fund on any day that the NYSE is open for business. Notwithstanding this fact, the Fund may, only in the case of an emergency, calculate its NAV and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of the Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary receives your request in good order. “Good order” means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. All requests to purchase or sell Fund shares received in good order prior to the Fund’s close will receive that day’s NAV. Requests received in good order after the Fund’s close or on a day when the Fund does not value its shares will be processed on the next business day and will be priced at the next NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and the SAI. The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive a confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

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The Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable. The Fund reserves the right to refuse any purchase request, including, but not limited to, requests that could adversely affect the Fund or its operations. If the Fund were to refuse any purchase request, it would notify the purchaser within two business days of receiving a purchase request in good order.

If your account is deemed abandoned or unclaimed by applicable state law, the Fund may be required to “escheat” or transfer the property to the appropriate state’s unclaimed property administration. Certain states have laws that allow shareholders to name a representative to receive notice of abandoned property (“escheatment”) by submitting a designation form, which generally can be found on the official state website. In such states, if a shareholder designates a representative to receive escheatment notices, any notice generally will be delivered as required by the state’s laws. A completed designation form should be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary. Shareholders should check their state’s official website to get more information on escheatment law(s).

NAV Determination. The NAV of the Fund (or share class) is determined by taking the value of the assets of the Fund (or share class), subtracting the value of the liabilities of the Fund (or share class) and then dividing the result (net assets) by the number of outstanding shares of the Fund (or share class). The Fund calculates its NAV as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Time). The NYSE is open every weekday other than NYSE holidays and early closings, which are published at www.nyse.com and subject to change without notice.

The Fund values securities at current market value, where market quotations are readily available, using the last reported sales price. In the absence of a readily available market price, or if the Adviser, in its capacity as the Fund’s Valuation Designee, reasonably believes that a market price is unreliable, the Adviser, as the Fund’s Valuation Designee, will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board. If the last quoted sale price of an exchange-traded option is outside the closing bid and ask prices, the option is valued at the mean of the closing bid and ask prices. Government, corporate, asset-backed and municipal bonds and convertible securities, including high-yield or junk bonds, normally are valued at prices provided by independent pricing services. Prices from these sources may be determined without exclusive reliance on quoted prices, and may be based on broker-supplied or dealer-supplied valuations or on matrix pricing, which is a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate, maturity, institution-size trading in similar groups of securities, developments related to special securities, dividend rate, and other market data.

The Board has designated the Adviser as the Valuation Designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, and delegated to the Adviser the responsibility for making fair value determinations with respect to the Fund’s portfolio securities. The Adviser, as the Valuation Designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of the Fund’s investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations. Securities of smaller companies are more likely to require a fair value determination because they may be thinly traded and less liquid than securities of larger companies.

Transactions Through Financial Intermediaries. The Fund has authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities (collectively, “financial intermediaries”), to accept purchase and redemption orders on the Fund’s

17

behalf. If you invest through a financial intermediary, the policies and fees of the financial intermediary may be different from the policies and fees you would be subject to if you had invested directly in the Fund. Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult a representative of your financial intermediary for more information.

The Fund will be deemed to have received a purchase or redemption order when a financial intermediary that is an agent of the Fund for the purpose of accepting orders receives the order. All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary. Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed, including by financial intermediaries, at that day’s NAV.

Payments to Financial Intermediaries. The Fund, at its own expense, may pay additional compensation to financial intermediaries for shareholder-related services, including administrative, recordkeeping and shareholder communication services. In addition, pursuant to any applicable Rule 12b-1 plan, the Fund may pay compensation to financial intermediaries for distribution-related services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs. To the extent that the Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for distribution activities or for providing services that would otherwise be provided by the Fund’s transfer agent and/or administrator.

The Adviser or another Fund affiliate, out of its own resources and not as an expense of the Fund, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as “revenue sharing.” Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.

Any compensation received by a financial intermediary, whether from the Fund, the Adviser or another affiliate, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program. Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under federal law. The Trust’s Anti-Money Laundering Program is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are

18

deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s SAI, which is available on the Fund’s website at www.maifunds.com.

+ Choosing a Share Class

The Fund offers two classes of shares: Investor Class and Institutional Class. Each class has a different combination of purchase restrictions and ongoing fees, allowing you to choose the class that best meets your needs.

Investor Class. Investor Class shares of the Fund are for retail investors who invest in the Fund directly or through a fund supermarket or other investment platform. Investor Class shares are not sold with the imposition of initial sales charges but are subject to a Rule 12b-1 fee of up to 0.25% of the Investor Class’ average daily net assets. A lower minimum initial investment is required to purchase Investor Class shares.

Institutional Class. Institutional Class shares of the Fund are designed for individual investors who meet the minimum investment threshold and for institutional investors (such as investment advisers, financial institutions, corporations, trusts, estates and religious and charitable organizations) investing for proprietary programs and firm discretionary accounts. Institutional Class shares are sold without the imposition of initial sales charges and are not subject to Rule 12b-1 fees.

	Investor Class	Institutional Class
Minimum Initial Investment	$2,500	$50,000
Sales Charges	None	None
Rule 12b-1 Distribution Fees	0.25%	None

Under certain circumstances, an investor’s investment in one class of shares of the Fund may be converted into an investment in another class of shares of the Fund, for example, if the investor no longer meets the eligibility criteria for holding a particular class of shares due to investment minimum or other ownership requirements. Shareholders will be notified in advance of any such conversion and provided an opportunity to cure. Such conversion will be effected at NAV without the imposition of any fees or charges. No gain or loss will generally be recognized for federal income tax purposes as a result of such a conversion, and a shareholder’s basis in the acquired shares will be the same as such shareholder’s basis in the converted shares. Shareholders should consult their tax advisors regarding the state and local tax consequences of such a conversion, or any exchange of shares.

+ Buying Shares

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check, Automated Clearing House (“ACH”) or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s Anti-Money Laundering Program, the Fund does not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier’s check,

19

bank draft or traveler’s check). The Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.

Checks. Checks must be made payable to “MAI Managed Volatility Fund.” For individual, sole proprietorship, joint, Uniform Gifts to Minors Act (“UGMA”) and Uniform Transfers to Minors Act (“UTMA”) accounts, checks may be made payable to one or more owners of the account and endorsed to “MAI Managed Volatility Fund.” A $20 charge may be imposed on any returned checks.

ACH. The Automated Clearing House system maintained by the Federal Reserve Bank allows banks to process checks, transfer funds and perform other tasks. Your U.S. financial institution may charge you a fee for this service.

Wires. You may instruct the U.S. financial institution with which you have an account to make a federal funds wire payment to the Fund. Your U.S. financial institution may charge you a fee for this service.

Minimum Investments. The Fund accepts investments in the following minimum amounts:

	Investor Class		Institutional Class
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$2,500	$100	$50,000	$5,000
Retirement Accounts	$1,000	$100	$25,000	$5,000

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust.

Registered investment advisers and financial planners may be permitted to aggregate the value of accounts in order to meet minimum investment amounts.

Account Requirements. The following table describes the requirements to establish certain types of accounts in the Fund.

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts ● Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	● Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) ● These custodial accounts are owned by a minor child but controlled by an adult custodian.	● Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. ● The custodian must sign instructions in a manner indicating custodial capacity.

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Type of Account	Requirement
Corporations/Other Entities ● These accounts are owned by the entity, but control is exercised by its officers, partners or other management.

●    The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary’s certificate.

Trusts ● These accounts are controlled by a trustee as a way to convey and control assets for the benefit of a third-party owner.	● The trust must be established before an account may be opened. ● The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, U.S. taxpayer identification number (“TIN”), physical street address, date of birth and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. The Fund will attempt to verify your identity using the information that you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may realize a gain or loss on the Fund shares in the account. You will be responsible for any related taxes and will not be able to recoup any redemption fees assessed, if applicable.

Policy on Prohibition of Foreign Shareholders. The Fund requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or show proof of having applied for a TIN and commitment to provide a valid TIN within 60 days) in order to open an account with the Fund.

Investment Procedures. The following table describes the procedures for investing in the Fund.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary ● Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary ● Contact your financial intermediary using the method that is most convenient for you.

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How to Open an Account	How to Add to Your Account

By Check

●    Call, write or e-mail the Fund or visit the Fund’s website for an account application.

●    Complete the application (and other required documents, if applicable).

●    Mail the Fund your original application (and other required documents, if applicable) and a check.

By Check ● Fill out an investment slip from a confirmation or write the Fund a letter. ● Write your account number on your check. ● Mail the Fund the investment slip or your letter and the check.

By Wire

●    Call, write or e-mail the Fund or visit the Fund’s website for an account application.

●    Complete the application (and other required documents, if applicable).

●    Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

●    Mail the Fund your original application (and other required documents, if applicable).

●    Instruct your U.S. financial institution to wire money to the Fund.

By Wire ● Instruct your U.S. financial institution to wire money to the Fund.

By ACH Payment (for Investor Class only)

●    Call, write or e-mail the Fund or visit the Fund’s website for an account application.

●    Complete the application (and other required documents, if applicable).

●    Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

●    Mail the Fund your original application (and other required documents, if applicable).

●    The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application.

●    ACH purchases are limited to $25,000 per day.

By ACH Payment

●    Call the Fund to request a purchase by ACH payment.

●    The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application.

●    ACH purchases are limited to $25,000 per day.

Systematic Investments. You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $100 per occurrence. If you wish to enroll in a systematic investment plan, complete the appropriate section on the account application. Your signed account application must be received at least three business days prior to the initial transaction. The Fund may terminate or modify this privilege at any time. You may terminate your participation in a systematic investment plan by notifying the Fund at least two days in advance of the next withdrawal.

A systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is lower and

22

fewer shares when the price is higher. Please call (877) 414-7884 (toll free) for additional information regarding systematic investment plans.

Limitations on Frequent Purchases. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund’s policy to discourage short-term trading. Frequent trading in the Fund, such as traders seeking short-term profits from market momentum, time zone arbitrage and other short-term trading strategies may interfere with the management of the Fund’s portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Fund does not permit market short-term trading and will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a predetermined period of time. If frequent trading trends are detected, an appropriate course of action may be taken. The Fund has broad authority to take discretionary action against market timers and against particular trades. The Fund reserves the right to cancel, restrict or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

The investment in foreign securities, including ADRs, may make the Fund more susceptible to the risk of short-term trading activities because of price differentials between ADRs and their underlying foreign securities that may be reflected in the NAV of the Fund’s shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures that the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund’s shares. There is no assurance that fair valuation of securities will reduce or eliminate short-term trading.

The investment in securities of small-capitalization or mid-capitalization companies may make the Fund more susceptible to short-term trading, as shareholders may try to capitalize on the market volatility of such securities and the effect of the volatility on the value of Fund shares.

Canceled or Failed Payments. The Fund accepts checks and ACH payments at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH payment that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses and expenses incurred by the Fund or the transfer agent. The Fund and its agents have the right to reject or cancel any purchase request due to non-payment.

+ Selling Shares

Redemption orders received in good order will be processed at the next calculated NAV. The Fund typically expects to pay shareholder redemption requests, including during stressed market conditions,

23

within one business day of receipt of the request in good order and may seek to meet such redemption requests through one or more of the following methods: sales of portfolio assets, use of cash or cash equivalents held in the Fund’s portfolio, and/or redemptions in kind, as permitted by applicable rules and regulations. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which (1) the NYSE is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the “SEC”) determines that trading thereon is restricted, (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

The Fund will not issue shares until payment is received. If redemption is sought for shares for which payment has not been received, the Fund will delay sending redemption proceeds until payment is received, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Intermediary ● If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.

By Mail

●    Prepare a written request including:

●    your name(s) and signature(s);

●    your account number;

●    the Fund name and class;

●    the dollar amount or number of shares you want to sell;

●    how and where to send the redemption proceeds;

●    a Medallion Signature Guarantee (if required); and

●    other documentation (if required).

●    Mail the Fund your request and documentation.

By Telephone

●    Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

●    Provide the following information:

●    your account number;

●    the exact name(s) in which the account is registered; and

●    an additional form of identification.

●    Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Systematic Withdrawal

●    Complete the systematic withdrawal section of the application.

●    Attach a voided check to your application.

●    Mail the completed application to the Fund.

●    Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

Wire Redemption Privileges. You may redeem your shares with proceeds payable by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures

24

to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may mail us your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. Payments for systematic withdrawals are sent by check to your address of record, or if you so designate, to your bank account by ACH payment. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application. The plan may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. You may terminate your participation in a systematic withdrawal plan at any time by contacting the Fund sufficiently in advance of the next withdrawal.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. Please call (877) 414-7884 (toll free) for additional information regarding systematic withdrawal plans.

Signature Guarantee Requirements. To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

●	written requests to redeem $100,000 or more;
●	changes to a shareholder’s record name or account registration;
●	paying redemption proceeds from an account for which the address has changed within the last 30 days;
●	sending redemption and distribution proceeds to any person, address or financial institution account not on record;
●	sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and
●	adding or changing ACH or wire instructions, the telephone redemption or any other election in connection with your account.

The Fund reserves the right to require Medallion Signature Guarantees on all redemptions.

Small Account Balances. If the value of your account falls below the minimum account balances in the following table, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance	Investor Class	Institutional Class
Standard Accounts	$2,500	$2,500
Retirement Accounts	$1,000	$1,000

Redemptions in Kind. Redemption proceeds normally are paid in cash. Consistent with an election filed with the SEC, under certain circumstances, the Fund may pay redemption proceeds in portfolio securities rather than in cash pursuant to procedures adopted by the Board. However, if the Fund redeems shares in this manner, the shareholder assumes the risk of, among other things, a subsequent

25

change in the market value of those securities and the costs of liquidating the securities (such as brokerage costs and taxable gains). In kind redemptions may be satisfied using illiquid securities held in the Fund’s portfolio, in which case the shareholder will assume the risks associated with such illiquid securities, including the possibility of a lack of a liquid market for those securities. In kind redemptions may take the form of a pro rata portion of the Fund’s portfolio, individual securities or a representative basket of securities. Please see the SAI for more details on redemptions in kind.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state’s law.

Distribution and Shareholder Service Fees. The Trust has adopted a Rule 12b-1 plan under which the Fund pays the Distributor a fee up to 0.25% of the average daily net assets of Investor Class for distribution services and/or the servicing of shareholder accounts.

Because the Investor Class pays distribution fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor may pay any fee received under the Rule 12b-1 plan to the Adviser or other financial intermediaries that provide distribution and shareholder services with respect to Investor Class.

In addition to paying fees under the Rule 12b-1 plan, the Fund may pay service fees to financial intermediaries for administration, recordkeeping and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. If the Fund pays shareholder service fees on an ongoing basis, over time these fees will increase the cost of your investment.

+ Retirement Accounts

You may invest in shares of the Fund through an IRA, including traditional and Roth IRAs, also known as a “qualified retirement account.” The Fund may also be appropriate for other retirement plans, such as 401(k) plans. Before investing in an IRA or other retirement account, you should consult your tax advisor. Whenever making an investment in an IRA or certain retirement plans, be sure to indicate the year to which the contribution is attributed.

26

Other Information

Distributions and Reinvestments. The Fund declares dividends from net investment income and pays them quarterly. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually.

Most investors typically have their income dividends and other distributions (each a “distribution”) paid by the Fund reinvested in additional shares class of the Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions to shareholders (other than qualified retirement plans and accounts and other tax-exempt investors) are taxable and are treated the same whether they are received in cash or reinvested.

Taxes. The Fund intends to operate in a manner such that it will continue to qualify for treatment as a “regulated investment company” under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended, and will not be liable for federal income or excise taxes on net income and net realized gains that it distributes.

The Fund’s distributions of net investment income, the excess of net short-term capital gain over net long-term capital loss, and certain net foreign currency gains are taxable to you as ordinary income, except as noted below. The Fund’s distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include a nontaxable so-called “return of capital,” which will reduce your tax basis in your Fund shares and is treated as gain from the sale of the shares to the extent that it exceeds your basis.

The Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy those restrictions with respect to their Fund shares at the rates for net capital gain – a maximum of 15% for non-corporate shareholders with taxable income not exceeding certain thresholds (which will be adjusted for inflation annually) and 20% for non-corporate shareholders with taxable income exceeding such thresholds. A portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations; the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (thus excluding, among others, real estate investment trusts) and excludes dividends from foreign corporations, subject to similar restrictions. Tax laws and rates may change over time. Please consult a tax professional for more information.

Generally, Fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December to shareholders of record in such a month but paid in January generally are taxable as if received on December 31.

A distribution reduces the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the full amount of the distribution even though it represents a partial return of your investment.

A sale (redemption) of Fund shares is a taxable event for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the redeemed Fund shares. The gain or loss will be

27

capital gain or loss if you held the Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption, and any such gain will be taxed to individual shareholders at the 15% or 20% maximum federal income tax rates mentioned above. Any capital loss arising from a redemption of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions received with respect to those shares. An exchange of the Fund’s shares for shares of another fund will be treated as a sale of the Fund’s shares and any gain on the transaction will be treated as described above for federal income tax purposes.

Withholding Tax. If an individual shareholder fails to certify that the TIN furnished to the Fund is correct or furnishes an incorrect number, the Fund must withhold and remit to the U.S. Treasury Department 24% of dividends, capital gain distributions, and redemption proceeds (regardless of whether the shareholder realizes a gain or loss) otherwise payable to the shareholder (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

A Fund shareholder who wants to use the average basis method for determining basis in Fund shares that he or she acquired or acquires after December 31, 2011 (“Covered Shares”) must elect to do so in writing (which may be electronic). If a Fund shareholder fails to affirmatively elect the average basis method, the basis determination will be made in accordance with the Fund’s default method, which is first-in first-out. If, however, a Fund shareholder wishes to use a different method accepted by the Internal Revenue Service (“IRS”) for basis determination (e.g., a specific identification method), the shareholder may elect to do so. The basis determination method that a Fund shareholder elects may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from a redemption of shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

An individual shareholder whose “modified adjusted gross income” exceeds a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers) (“Excess”) is required to pay a 3.8% federal tax on the lesser of (1) the Excess or (2) the individual shareholder’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including distributions the Fund pays and net gains realized on a redemption of Fund shares). This tax is in addition to any other taxes due on that income. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

After December 31 of each year, the Fund will mail to its shareholders reports containing information about the federal income tax status of distributions paid during the year. For further information about the tax effects of investing in the Fund, please see the SAI and consult your tax advisor.

Organization. The Trust is a Delaware statutory trust, and the Fund is a series thereof. The Fund does not expect to hold shareholders’ meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders’ meetings unless a matter relates only

28

to a specific series (such as the approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

Additional Information. The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, sub-adviser(s) (if applicable), custodian, principal underwriter and transfer agent who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus, the SAI nor any other communication to shareholders is intended, or should be read, to be or give rise to an agreement or contract between the Trust, its trustees or any series of the Trust, including the Fund, and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

29

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.

The information for the fiscal years ended August 31, 2024 and August 31, 2025 has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report dated August 31, 2025, which is available upon request. Fiscal years 2023 and prior were audited by the Fund’s prior independent registered public accounting firm.

These financial highlights reflect selected data for a share outstanding throughout each year.

	For the Years Ended August 31,
	2025	2024	2023	2022		2021
INSTITUTIONAL CLASS
NET ASSET VALUE, Beginning of Year	$14.92	$14.27	$13.61	$13.82		$12.01
INVESTMENT OPERATIONS
Net investment income (a)	0.25	0.35	0.27	0.03		0.00 (b)
Net realized and unrealized gain (loss)	1.19	0.99	0.84	(0.24)		1.82
Total from Investment Operations	1.44	1.34	1.11	(0.21)		1.82

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.28)	(0.36)	(0.21)	(0.00	)(b)	(0.01)
Net realized gain	–	(0.33)	(0.24)	–		–
Total Distributions to Shareholders	(0.28)	(0.69)	(0.45)	(0.00)		(0.01)

NET ASSET VALUE, End of Year	$16.08	$14.92	$14.27	$13.61		$13.82
TOTAL RETURN	9.76%	9.66%	8.29%	(1.49)%		15.12%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted)	$216,953	$244,181	$247,291	$200,883		$175,686
Ratios to Average Net Assets:
Net investment income	1.66%	2.44%	1.97%	0.23%		0.02%
Net expenses	1.20%	0.99%	0.99%	1.00%		1.03%
Dividend and margin interest	0.21%	–%	–%	0.01%		0.04%
Net expenses without dividend and margin interest	0.99%	0.99%	0.99%	0.99%		0.99%
Gross expenses (c)	1.28%	1.05%	1.04%	1.06%		1.12%
PORTFOLIO TURNOVER RATE	16%	6%	0%	9%		0%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements. Expense waivers and/or reimbursements would decrease the total return had such reductions not occurred.

30

These financial highlights reflect selected data for a share outstanding throughout each year.

	For the Years Ended August 31,
	2025	2024	2023	2022	2021
INVESTOR CLASS
NET ASSET VALUE, Beginning of Year	$15.67	$14.83	$14.03	$14.28	$12.44
INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.22	0.33	0.25	0.00 (b)	(0.03)
Net realized and unrealized gain (loss)	1.26	1.03	0.87	(0.25)	1.87
Total from Investment Operations	1.48	1.36	1.12	(0.25)	1.84

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.11)	(0.19)	(0.08)	–	–
Net realized gain	–	(0.33)	(0.24)	–	–
Total Distributions to Shareholders	(0.11)	(0.52)	(0.32)	–	–

NET ASSET VALUE, End of Year	$17.04	$15.67	$14.83	$14.03	$14.28
TOTAL RETURN	9.49%	9.40%	8.03%	(1.75)%	14.79%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted)	$1,051	$782	$577	$440	$425
Ratios to Average Net Assets:
Net investment income (loss)	1.39%	2.20%	1.72%	(0.01)%	(0.23)%
Net expenses	1.45%	1.24%	1.24%	1.25%	1.28%
Dividend and margin interest	0.21%	–%	–%	0.01%	0.04%
Net expenses without dividend and margin interest	1.24%	1.24%	1.24%	1.24%	1.24%
Gross expenses (c)	4.25%	4.82%	6.22%	7.57%	8.12%
PORTFOLIO TURNOVER RATE	16%	6%	0%	9%	0%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements. Expense waivers and/or reimbursements would decrease the total return had such reductions not occurred.

31

MAI Managed Volatility Fund

Investor Class

(DIVPX)

Institutional Class

(MAIPX)

FOR MORE INFORMATION

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

Statement of Additional Information (“SAI”)

The SAI provides additional information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You may obtain free copies of the annual and semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

MAI Managed Volatility Fund P.O. Box 588 Portland, Maine 04112 (877) 414-7884 (toll free) MAIFunds.ta@apexgroup.com

The Fund’s Prospectus, SAI and annual and semi-annual reports are available, without charge, on the Fund’s website at: www.maifunds.com.

Securities and Exchange Commission Information

Fund information, including copies of the annual and semi-annual reports and the SAI, is available on the SEC’s EDGAR database website at www.sec. gov.

You may also obtain copies of this information, for a duplication fee, by sending an email request to publicinfo@sec.gov.

Distributor Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) www.acaglobal.com

244-PRU-1225

Investment Company Act File No. 811-03023

STATEMENT OF ADDITIONAL INFORMATION

December 30, 2025

MAI Managed Volatility Fund

Investor Class (DIVPX)

Institutional Class (MAIPX)

Managed by MAI Capital Management, LLC

Investment Adviser:

MAI Capital Management, LLC

6050 Oak Tree Blvd, Suite 500

Cleveland, OH 44131

Account Information and Shareholder Services:

MAI Managed Volatility Fund

P.O. Box 588

Portland, Maine 04112

(877) 414-7884 (toll free)

MAIFunds.ta@apexgroup.com

www.maifunds.com

This Statement of Additional Information (the “SAI”) supplements the prospectus dated December 30, 2025, as it may be amended from time to time (the “Prospectus”), offering Investor Class and Institutional Class shares of the MAI Managed Volatility Fund (the “Fund”), a separate series of Forum Funds (the “Trust”). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Atlantic Fund Administration, LLC (d/b/a Apex Fund Services) (“Apex Fund Services”, “Apex” or “Administrator”), a wholly owned subsidiary of Apex US Holdings LLC, at the address, telephone number or e-mail address listed above. You may also obtain the Prospectus on the Fund’s website listed above. This SAI is incorporated by reference into the Fund's Prospectus. In other words, it is legally a part of the Prospectus.

Financial statements for the Fund for the year ended August 31, 2025 are included in the Fund's Form N-CSR and are incorporated into this SAI by reference. Copies of the Fund's Annual Report and Semi-Annual Report may be obtained without charge and upon request, by contacting Apex Fund Services at the address, telephone number or e-mail address listed above. You may also obtain copies of the Fund’s most recent Annual Report and Semi-Annual Report on the Fund’s website listed above.

KEY DEFINED TERMS		1
INVESTMENT POLICIES AND RISKS		2
A.	Security Ratings Information	2
B.	Equity Securities	2
C.	Fixed-Income Securities	4
D.	Illiquid and Restricted Securities	10
E.	Foreign Securities	11
F.	Leverage Transactions	12
G.	Investment Company Securities (including Exchange-Traded Funds) and Exchange-Traded Products	16
H.	Temporary Defensive Position and Cash Investments	17
I.	Cybersecurity Risk	17
J.	Large Shareholder Transaction Risk	17
K.	Market Turbulence	17
INVESTMENT LIMITATIONS		20
BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS		22
A.	Board of Trustees	22
B.	Principal Officers of the Trust	25
C.	Ownership of Securities of the Adviser and Related Companies	25
D.	Information Concerning Trust Committees	25
E.	Compensation of Trustees and Officers	26
F.	Investment Adviser	26
G.	Distributor	28
H.	Other Fund Service Providers	30
PORTFOLIO TRANSACTIONS		32
A.	How Securities are Purchased and Sold	32
B.	Commissions Paid	32
C.	Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers	32
D.	Counterparty Risk	32
E.	Transactions through Affiliates	33
F.	Other Accounts of the Adviser	33
G.	Portfolio Turnover	33
H.	Securities of Regular Broker-Dealers	33
I.	Portfolio Holdings	33
PURCHASE AND REDEMPTION INFORMATION		35
A.	General Information	35
B.	Additional Purchase Information	35
C.	Additional Redemption Information	35
TAXATION		37
A.	Qualification for Treatment as a Regulated Investment Company	37
B.	Fund Distributions	38
C.	Foreign Account Tax Compliance Act (“FATCA”)	39
D.	Redemption of Shares	39
E.	Federal Excise Tax	40
F.	Certain Tax Rules Applicable to Fund Transactions	40
G.	State and Local Taxes	42
H.	Foreign Income Tax	42
I.	Capital Loss Carryovers (“CLCOs”)	42
OTHER MATTERS		43
A.	The Trust and its Shareholders	43
B.	Fund Ownership	44
C.	Limitations on Shareholders’ and Trustees’ Liability	44

D.	Proxy Voting Procedures	44
E.	Code of Ethics	45
F.	Registration Statement	45
G.	Financial Statements	45
APPENDIX A – DESCRIPTION OF SECURITIES RATINGS		A-1
APPENDIX B – MISCELLANEOUS TABLES		B-1
APPENDIX C – TRUST PROXY VOTING PROCEDURES		C-1
APPENDIX D – ADVISER PROXY VOTING PROCEDURES		D-1

KEY DEFINED TERMS

As used in this SAI, the following terms have the meanings listed.

“1933 Act” means the Securities Act of 1933, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

“Adviser” means MAI Capital Management, LLC, the Fund's investment adviser.

“Board” means the Board of Trustees of the Trust.

“Independent Trustees” means trustees who are not interested persons of the Trust, as defined in Section 2(a)(19) of the 1940 Act.

“IRC” means the Internal Revenue Code of 1986, as amended.

“IRS” means the Internal Revenue Service.

“NAV” means net asset value per share.

“RIC” means a domestic corporation qualified as a “regulated investment company” (as defined in Subchapter M of Chapter 1, Subtitle A, of the IRC).

“SEC” means the U.S. Securities and Exchange Commission.

INVESTMENT POLICIES AND RISKS

The Fund is a diversified open-ended series of the Trust. This section supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the investments and investment practices that the Fund may pursue (in addition to those described in the Prospectus) and the associated risks. Please see the Prospectus for a discussion of the Fund’s investment objective, principal investment strategies and principal risks.

A. Security Ratings Information

The Fund’s investments in fixed-income, preferred stock and convertible securities are subject to the credit risk relating to the financial condition of the issuers of the securities. The Fund may invest in investment grade securities and non-investment grade securities. Investment grade means rated in the top four long-term rating categories or unrated and determined by the Adviser to be of comparable quality.

Unrated securities may not be as actively traded as rated securities. The lowest ratings that are investment grade for corporate bonds, including convertible securities, are “Baa3” in the case of Moody’s Investors Service, Inc. (“Moody’s”) and “BBB-” in the cases of Standard & Poor’s Financial Services, LLC, a division of the McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”); for preferred stock the lowest ratings are “Baa3” in the case of Moody’s and “BBB-” in the cases of S&P and Fitch. Non-investment grade fixed-income securities (commonly known as “junk bonds”) are inherently speculative and generally involve greater volatility of price than investment grade securities.

Moody’s, S&P, Fitch and other organizations, together known as Nationally Recognized Statistical Rating Organizations (“NRSROs”), provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. An issuer’s current financial condition may be better or worse than a rating indicates.

B. Equity Securities

Equity Securities. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, warrants, rights and depositary receipts. Common stocks are the most familiar type of equity security. Common stocks generally represent the riskiest investment in a company. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of a company.

Common stocks and preferred stocks represent shares of ownership in a company. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a company’s stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential of an investment in a company. However, stock markets are volatile, and the value of securities held by the Fund will be affected by changes in the company’s financial condition, economic and political conditions, and the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. Other factors may also affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. A Fund may experience a substantial or complete loss on an equity investment.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, or other security or debt obligation that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price or formula in the future. Convertible securities generally have features of, and risks associated with, both equity and fixed income instruments. As such, the value of most convertible securities will vary with changes in the price of, and will be subject to the risks associated with, the underlying common stock. Additionally, convertible securities are also subject to the risk that the issuer may not be able to pay principal or interest when due.

A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt.

Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet. Convertible securities have unique investment characteristics in that they generally: (1) are less subject to fluctuation in value than the underlying common stock since they have fixed-income characteristics; and (2) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock. The value of a convertible security is influenced by interest rate changes, with investment values declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which may adversely impact the Fund.

Warrants and Rights. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities and provide a Fund with the right to purchase at a later date other securities of the issuer. Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date. Rights also normally have a shorter duration than warrants.

Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. Warrants and rights may be more speculative than certain other types of investments and entail risks that are not associated with a similar investment in a traditional equity instrument.

Investments in warrants and rights also involve certain risks, including the possible lack of a liquid market for the resale of the warrants and rights, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant or right is not exercised within the specified time period, it becomes worthless.

Depositary Receipts. Depositary receipts represent ownership interests in securities of foreign companies (an “underlying issuer”) that have been deposited with a bank or trust and that trade on an exchange or over-the-counter. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”), among other instruments. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. Further, issuers of securities underlying unsponsored depositary receipts have no obligation to disclose material information in the U.S. Accordingly, available information concerning such an issuer may not be current, and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

ADRs typically are issued by a United States of America (“U.S.”) bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in the U.S. securities markets. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. Also, the securities underlying ADRs typically trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs representing those underlying securities may change materially at times when the U.S. markets are not open for trading.

EDRs are receipts issued by European financial institutions. They are often denominated in a foreign currency and typically trade in Europe. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars. IDRs are receipts typically issued by a foreign bank or trust company evidencing its ownership of the underlying foreign securities.

The Fund will not invest in any depositary receipts that the Adviser deems to be illiquid or for which pricing information is not readily available.

Real Estate Investment Trusts. The Fund may purchase interests in real estate investment trusts (“REITs”). A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. REITs are not taxed on income distributed to their shareholders if, among other things, they distribute substantially all of their taxable income (other than net capital gains) for each taxable year. Because REITs have ongoing fees and expenses, which may include management, operating and administration expenses, REIT shareholders, including a Fund, will indirectly bear a proportionate share of those expenses in addition to the expenses of the Fund. However, such expenses are not considered to be Acquired Fund Fees and Expenses and, therefore, are not reflected as such in a Fund’s fee table.

A Fund also may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties, defaults by borrowers or tenants, or developments in the real estate industry. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, including regulations thereunder and IRS interpretations or similar authority upon which a Fund may rely or its failure to maintain exemption from registration under the 1940 Act.

Initial Public Offerings. Special risks associated with initial public offerings may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

C. Fixed-Income Securities

General Risks. The Fund may invest in various types of fixed-income securities. Fixed income securities are also known as “debt securities.” Examples of fixed income securities include, but are not limited to, U.S. Government Securities, corporate debt obligations, mortgage-related and asset-backed securities, and variable and floating rate securities. Yields on fixed income securities depend on a variety of factors, including the general conditions of the fixed-income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity (“interest rate risk”), market perception of the creditworthiness of the issuer, and market liquidity (“market risk”). Because changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will affect the market value of that issuer’s debt securities, an investment in fixed income securities is subject to risk even if they are paid in full at maturity. As a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Interest rates impact the value of fixed income securities. The value of fixed income investments is likely to decline in times of rising market interest rates. Conversely, the value of fixed income investments is likely to rise in times of declining market interest rates. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to these risks and to risks similar to those of other foreign securities.

Credit Risk. The financial condition of an issuer of a fixed income security may cause it to default on interest or principal payments due. The risk presented by the financial condition of a fixed income security’s issues is referred to as credit risk. Lower-rated securities are subject to greater credit risk than more highly rated securities because their prices are more likely to react to market and credit developments than are more highly rated securities, which react primarily to changes in interest rates. Lower-rated securities are also known as “high yield securities” and/or “junk bonds.” Although such securities tend to provide less protection for payment of principal and interest because they present a greater risk of default and decline due to changes in the issuers’ creditworthiness than do higher quality securities, they may have greater potential for capital appreciation than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, their market prices may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Accordingly, they may be difficult to value accurately and their valuation may rely more heavily on the judgment of the Adviser than higher quality securities.

Moody’s, S&P’s and other organizations providing ratings (“Rating Agencies”) are private services that provide ratings of the credit quality of fixed income securities. To limit credit risk, the Fund intends generally to buy debt securities that are rated by an organization providing ratings in the top four long-term rating categories or in the top two short-term rating categories. A description of the range of ratings assigned to various types of securities is included in Appendix A. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Consequently, similar securities with the same rating may have different market prices. In addition, Rating Agencies may fail to make timely changes in credit ratings and the issuer’s current financial condition may be better or worse than a rating indicates. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are not, however, absolute standards of quality; and the Fund may purchase unrated securities if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. In addition, the Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund’s lowest permissible rating category if the Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often reduces the market price of a fixed income security, holding such a security may result in a loss. Unrated securities may not be as actively traded as rated securities.

Interest Rate Risk. The market value of interest-bearing fixed-income securities will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed-income securities can change in value when there is a change in interest rates. In addition, certain fixed-income securities may be subject to prepayment and/or extension risk, which refers to the risk, respectively, that the issuer repays the principal early (in a declining interest rate environment) and/or extends the payment period (in a rising interest rate environment) and, in so doing, reduces the value of the security to securityholders.

U.S. Government and Agency Securities. “U.S. Government Securities” are obligations of the U.S. Treasury Department backed by the full faith and credit of the United States. During times of market turbulence, investors may turn to the safety of securities issued or guaranteed by the U.S. Treasury Department, causing the prices of these securities to rise and their yields to decline.

“U.S. Government Agency Securities” are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), SLM Corporation (formerly, the Student Loan Marketing Association) (commonly known as “Sallie Mae”), Federal Home Loan Banks (“FHLB”), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the U.S. Treasury Department, subject to the U.S. Treasury Department’s discretion, or only by the credit of the issuer. Accordingly, there is generally considered to be a greater possibility of default than by the U.S. Treasury Department on U.S. Government Securities. The market prices of U.S. Government Agency Securities generally fluctuate inversely with interest rates, declining in rising rate environments and increasing in declining rate environments.

U.S. Government Agency Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations may therefore be regarded as illiquid.

A Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury Department. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury Department at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than that of U.S. Treasury Department bills with comparable maturities.

Corporate Debt Obligations. The Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. Companies use these instruments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.

Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. Corporate debt securities registered and sold in the U.S. by foreign issuers are referred to as “Yankee bonds,” and those sold outside the U.S. by foreign or U.S. issuers are referred to as Eurobonds. Commercial paper normally has a maturity of less than nine (9) months. A Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, the Adviser may in certain cases determine that such paper is liquid.

High Yield Securities (Junk Bonds). The Fund may invest in lower-rated (non-investment grade) debt securities, which are also called “high yield securities” and “junk bonds.” Such securities have a lower credit rating (“Ca” or lower by Moody’s or “CC” or lower (as low as D) by S&P) at the time of investment or, if unrated are determined to be of comparable quality by the Adviser. Securities rated below investment grade are often considered to be speculative. These securities have poor protection with respect to the issuer’s capacity to pay interest and repay principal. Lower-rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions. In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities. These securities are susceptible to default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, market interest rates and market liquidity. In addition, a Fund that invests in lower-quality securities may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in lower-rated debt securities, the success of such investments is dependent on the credit analysis of the Manager.

During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress, which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At certain times in the past, the market for lower-rated debt securities has expanded rapidly, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or defaults. There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner or less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Judgment may play a greater role in pricing such securities than it does for more liquid securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.

A Fund may invest in securities whose ratings imply an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

See Appendix A for further information about the ratings of debt securities assigned by S&P, Fitch, Inc., and Moody’s.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent interests in, or are secured by and payable from, pools of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as by Ginnie Mae); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”) and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be backed by U.S. Government agency supported mortgage loans or some form of non-governmental credit enhancement.

Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities.

The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. By contrast, increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes. Because of prepayments and extensions, the actual maturity and duration of mortgage-backed securities are typically different than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. The ability of the Fund to successfully utilize mortgage-backed securities depends largely on the ability of the Adviser to forecast interest rates and other economic factors correctly.

The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Mortgage poolers apply qualification standards, credit standards and underwriting criteria for individual mortgages included in the pools to the lending institutions, which originate mortgages for the pools. Mortgage-backed securities differ from other forms of fixed-income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-backed securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), and unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. In this respect, the returns on mortgage-backed securities are less predictable.

To lessen the effect of the failures by obligors to pay mortgage loans in the pools, mortgage-backed securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these.

Governmental entities, private insurers, and mortgage poolers issue forms of insurance and guarantees. The Adviser considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets a Fund’s investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. A Fund may buy mortgage-backed securities without insurance or guarantees, if the Manager determines that the securities meet the Fund’s quality standards.

Government and Agency Mortgage-Backed Securities. Certain Mortgage-Backed Securities are U.S. Government Agency Securities because they are issued or guaranteed by a U.S. Government agency. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the Federal Reserve, U.S. Treasury Department, or FHFA initiatives will ensure that the government sponsored entities (“GSEs”), such as Fannie Mae and Freddie Mac, will remain successful in meeting their obligations with respect to the securities they issue into the future. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

The U.S. Treasury Department has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury Department with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the U.S. Treasury Department and the FHFA to announce that the GSEs had been placed in conservatorship. This structure results in increased sensitivity to dramatic housing downturns.

In the first quarter of 2018, Fannie Mae and Freddie Mac each reported that the passage of the Tax Cuts and Jobs Act in December 2017 had resulted in a decrease in the value of their deferred tax assets. As a result, Fannie Mae and Freddie Mac each reported net losses during the fourth quarter of 2017 and indicated that they would request draws from the U.S. Treasury in the amount of $3.7 billion and $0.3 billion, respectively.

In late 2020, the FHFA issued a new capital rule requiring Fannie Mae and Freddie Mac to hold $283 billion in unadjusted total capital as of June 30, 2020, based on their assets at the time. In January 2021, the FHFA and the U.S. Treasury Department agreed to amend the preferred stock purchase agreements for the shares in Fannie Mae and Freddie Mac that the federal government continues to hold. The amendments permit Fannie Mae and Freddie Mac to retain all earnings until they have reached the requirements set by the 2020 capital rule. Nevertheless, the future of the GSEs is in serious question as the tax cuts that resulted in the GSEs reporting losses may become permanent, and the U.S. Government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

Privately Issued Mortgage-Backed Securities. Mortgage-backed securities that are offered, insured or guaranteed by private issuers include pass-through securities consisting of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-backed securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or commercial mortgage loans. Privately-issued mortgage-backed securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment.

The mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, subprime mortgage loans, high loan-to-value mortgages and manufactured housing loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities (“ARMs”) are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. The value of ARMs is generally expected to change based on changes in interest rates. However, changes in interest rates on ARMs may lag behind changes in prevailing market interest rates. This may result in a slightly lower valuation in rising rate environments until the interest rate on ARMs resets to higher market interest rates. The Fund may suffer a loss of principal in connection with sales of ARMs when market rates are increasing but the ARMs’ rate has not yet been reset. Further, certain ARMs (and the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rates during a specified period or over the life of the security.

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities (“SMBS”). Stripped mortgage-backed securities are multi-class mortgage-backed securities that are created by separating the securities into their principal and interest components and selling each piece separately. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Established trading markets have not yet developed for SMBS and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investments in illiquid securities.

Variable Amount and Floating Rate Securities. The Fund may invest in variable and floating rate securities, including those with no stated maturity date (“perpetual floaters”). Variable rate and floating rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, “Adjustable Rate Securities”) ordinarily is determined by reference to a particular bank’s prime rate, the 90-day U.S. Treasury Department Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure. For certain Adjustable Rate Securities, the interest rate may be reset in the opposite direction of changes in the interest rate to which it is indexed (“inverse floaters”). The market value of inverse floaters may be more volatile than the market value of other Adjustable Rate Securities.

Adjustable Rate Securities frequently permit the holder to demand payment of the obligations’ principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet a Fund’s quality standards. Accordingly, in purchasing these securities, a Fund may rely on the creditworthiness of the credit instrument issuer or the insurer.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice, typically not to exceed seven days. These obligations include master demand notes, including variable amount master demand notes, which permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. As variable amount master demand notes are unsecured, issuers typically must meet certain quality criteria.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to such instruments.

Financial Institution Obligations. The Fund may invest in financial institution obligations. Obligations of financial institutions include, among other things, negotiable certificates of deposit (“CDs”), bankers’ acceptances and other short-term and long-term debt obligations issued by commercial banks and savings institutions.

●	A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis.

●	A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.

●	Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

●	Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Financial institution obligations in which the Fund invests may not be insured by the Federal Deposit Insurance Corporation. Interest rates, general economic conditions, consolidation and competition among banking and savings institutions play an important part in the operations of the financial industry; and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

In addition to U.S. financial institution obligations, the Fund may invest in the following U.S.-dollar denominated obligations:

●	Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the U.S.;

●	Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the U.S.;

●	Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and

●	Canadian time deposits, which are issued by Canadian offices of major Canadian banks.

Securities of foreign banks and foreign branches of U.S. banks involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign banks and foreign branches of U.S. banks may be subject to less stringent reserve requirements. Non-U.S. institutions generally also are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. institutions.

D. Illiquid and Restricted Securities

The Fund may not acquire securities or invest in repurchase agreements if, as a result, more than 15% of the Fund’s net assets (taken at current value) would be invested in illiquid securities.

Generally, an illiquid security is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. Illiquid securities include unregistered and “restricted securities,” and repurchase agreements maturing in greater than seven days.

“Restricted securities” generally are securities that may be resold to the public pursuant to an effective registration statement under the 1933 Act or an exemption from registration. Regulation S under the 1933 Act is one exemption from registration. It permits, under certain circumstances, the resale of restricted securities in offshore transactions. Rule 144A under the 1933 Act is another exemption. It permits the resale of certain restricted securities to qualified institutional buyers.

Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of a Fund’s illiquidity.

Where an exemption from registration under the 1933 Act is unavailable, or where an institutional market is limited, a Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the 1933 Act. In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced at fair value pursuant to a methodology approved by the Board.

Determination of Liquidity. Rule 22e-4 under the 1940 Act requires, among other things, that the Fund establish a liquidity risk management program ("LRMP") that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines "liquidity risk" as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors' interests in the fund. The Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Fund's LRMP administrator to administer such program and will review no less frequently than annually a written report prepared by the LRMP administrator that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a "highly liquid investment," "moderately liquid investment," "less liquid investment" or "illiquid investment." The liquidity risk classifications of the Fund's investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an "illiquid investment" or a "less liquid investment," the Fund can expect to be exposed to greater illiquidity risk.

E. Foreign Securities

Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. Foreign issuers are issuers organized and doing business principally outside the United States. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund’s assets.

The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls or limitations on the removal of funds or assets. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by government authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time. The Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

Dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution or reinvestment by the Fund. Some foreign brokerage commission and custody fees are higher than in the U.S. Foreign accounting, auditing and financial reporting standards differ from those in the U.S. and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the U.S., many of which may be difficult, if not impossible, to predict.

Income from foreign securities may be received and realized in foreign currencies, even though the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Foreign markets have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. The inability of a Fund to settle security purchases or sales due to settlement problems could cause the Fund to pay additional expenses, such as interest charges.

A Fund that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Fund’s net asset value is determined. If such arbitrage attempts are successful, a Fund’s net asset value might be diluted. The use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the Board believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will be inaccurate and/or limit an investment adviser’s ability to implement an investment strategy.

F. Leverage Transactions

The Fund may use leverage to increase potential returns. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Leverage transactions include borrowings for other than temporary or emergency purposes, purchasing securities on margin (borrowing money from a bank to purchase securities), selling securities short (selling securities that are not owned), lending portfolio securities, and entering into reverse repurchase agreements, dollar rolls and purchasing securities on a when-issued, delayed delivery or forward commitment basis.

Leverage involves special risks and may involve speculative investment techniques. The risks of leverage include a higher volatility of the NAV of the Fund’s shares, which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leverage and the yield to change, so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s investment portfolio, the benefit of leveraging will be reduced. If the interest expense incurred as a result of leveraging were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate some of its investments at an inappropriate time.

Derivatives. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else (“Reference Asset”), such as securities, commodities, futures, currencies or indexes. All derivatives can create leverage. Accordingly, relatively small price movements in a Reference Asset may result in a substantial loss or gain for the Fund.

Options. Options are derivatives. The Fund may purchase or write (sell) put and call options. A call option is a contract under which the purchaser of the call option, in return for paying a premium, has the right to buy the Reference Asset from the writer of the call option at a specified price (the “exercise price”). The writer of the call option, who received the premium, has the obligation to deliver the Reference Asset or the cash equivalent to the option purchaser upon exercise of the option. The “cash equivalent” is the difference between the exercise price and the (higher) market price. The Fund, as the writer of covered call options, will not benefit from any appreciation of the reference asset above the exercise price. In addition, when purchasing options that expire worthless (i.e., not exercised), the Fund will lose the premium paid.

A put option is a contract under which the purchaser of the put option, in return for paying a premium, obtains the right to sell a Reference Asset to the writer of the put option at the exercise price. The writer of the put option, who received the premium, has the obligation to buy the Reference Asset from the purchaser of the put option or deliver the cash equivalent upon exercise of the option. The “cash equivalent” is the difference between the exercise price and the (lower) market price.

Options have expiration dates - meaning, they expire after a certain period. After the expiration date of an option, the option purchaser no longer has a right to exercise the option. Options normally have expiration dates of between three and nine months from the date written. “American style” options are exercisable at any time prior to the expiration date. “European style” options are exercisable only immediately prior to the expiration date. Writers of American style options have no control over when they may be required to fulfill their obligations under the options contract and thus are exposed to a timing risk.

Options may be traded on a U.S. or non-U.S. exchange or over-the-counter (“OTC”). Exchange-traded options are issued by a clearing organization, and the clearing organization essentially guarantees completion of every exchange-traded options transaction. In contrast, OTC options are contracts between two parties, such as the Fund and a counterparty. The Fund is subject to “Counterparty Risk,” as described below, in connection with OTC options transactions: no party guarantees completion of such transactions; and there is no assurance that the Fund will be able to liquidate any OTC options position at any time prior to expiration. There is no assurance that a liquid market will exist for any options position into which the Fund enters. Even with respect to exchange-traded options, trading may be suspended on the exchange and prevent the Fund from closing out a position.

The premium charged to the purchaser of an option contract typically depends on the market value, if any, of the option as currently traded, the current market price and historic volatility of the Reference Asset, the difference between such market price and the exercise price, the length of the option period and the interest rate environment.

Prior to the exercise and expiration date of an options contract, purchasers and writers of options may close out their options position(s) by entering into an offsetting transaction in the same option series (type, exchange, underlying Reference Asset, exercise price and expiration). A closing purchase transaction cancels out the option writer’s position by means of an offsetting purchase of an identical option. Similarly, a closing sale transaction cancels out an option purchaser’s position by means of an offsetting sale of an identical option.

Transacting in options exposes the Fund to certain risks. For example, the skills and techniques applicable to options trading may not be the same as those applicable to trading securities, and the Fund may be adversely affected by the Adviser’s inability to accurately predict price movements in Reference Assets. To the extent that the Fund uses options on indices to execute its strategy or hedge its portfolio investments, changes in the value of the Reference Asset (i.e., the index) may not correlate perfectly with (predicted) changes in the value of the portfolio. Further, options on foreign currencies are typically settled exclusively in the relevant foreign currency, and their value normally depends on the value of such currency relative to the U.S. dollar. To the extent that the U.S. options markets are closed while the market for the Reference Asset (foreign currency) is open, significant price and rate movements may occur that are not reflected in the U.S. options market.

Options transactions are subject to brokerage commissions or spreads, and the usage of options may result in a higher portfolio turnover rate and increased brokerage costs, which could reduce Fund returns. In addition, the use of options is subject to regulation, including by the SEC and options exchanges.

The Fund generally writes (sells) put and call options on the Fund’s portfolio (equity) securities. The Fund may also purchase and write put and call options on indexes. 100% of options sold on indexes are cash settled. At least 90% of such call options will be covered call options. Similarly, at least 90% of such put options will be cash-secured put options. The Fund defines a “cash-secured” put option as a put option with respect to which the Fund, regardless of the status of the option as in-the-money or out-of-the-money, sets aside sufficient cash or cash equivalents (including under certain circumstances investment grade fixed-income securities) to cover the cost to the Fund of the put option being exercised; the cash and cash equivalents set aside with respect to cash-secured put options are equal to the value of the securities subject to the option at the option’s exercise price.

Securities Lending and Repurchase Agreements. The Fund may lend portfolio securities [in an amount up to 10%] of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan and the interest on the collateral securities, less any fees (such as finders or administrative fees) that the Fund pays to arrange the loan. The Fund may share the interest that it receives on the collateral securities with the borrower. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.

The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

Securities loans and repurchase agreements must be continuously collateralized, and the collateral must have a market value at least equal to the value of the Fund’s loaned securities or, in the case of repurchase agreements, equal to the repurchase price of the securities, in either case plus accrued interest.

Borrowing and Reverse Repurchase Agreements. The Fund is permitted to borrow from any bank, so long as, immediately after such borrowings, there is an asset coverage of at least 300%. If the asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings within three days (excluding Sundays and holidays) so that asset coverage is at least 300%. The Fund may borrow money from a bank to, among other things, finance the purchase of securities for its portfolio. Pledging securities and purchasing securities on a when-issued, delayed-delivery or forward-delivery basis are not subject to this limitation.

The Fund currently does not intend to invest more than 5% of its net assets in reverse repurchase agreements. A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the sold securities. An investment of the Fund’s assets in reverse repurchase agreements will increase the volatility of the Fund’s NAV. A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or one of the largest 100 commercial banks in the United States.

In a reverse repurchase agreement, the Fund sells portfolio securities to another party and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner, or at all, which may result in losses to the Fund. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements may be viewed as a form of borrowing by the Fund. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. During the term of the reverse repurchase agreement, the Fund may also be obligated to pledge additional cash or securities in the event of a decline in the fair value of the transferred security.

When-Issued Securities and Forward Commitments. The Fund may purchase securities offered on a “when-issued” and “forward commitment” basis (including a delayed delivery basis). Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur some time in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV. No when-issued or forward commitments will be made by the Fund if, as a result, more than 10% of the Fund’s total assets would be committed to such transactions.

Dollar Roll Transactions. Dollar roll transactions are transactions in which the Fund sells securities to a bank or securities dealer, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. During the period between the commitment and settlement, no payment is made for the securities purchased and no interest or principal payments on the securities accrue to the purchaser, however, the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, and by the interest earned on the cash proceeds of the initial sale. The Fund will engage in dollar roll transactions for the purpose of acquiring securities for their investment portfolios.

Purchases on Margin. The Fund may not purchase securities on margin, except that the Fund may use short-term credit for the clearance of transactions and may make margin deposits in connection with permitted transactions in options.

Short Sales. The Fund may use short sales for hedging and non-hedging purposes. To effect a short sale, the Fund borrows a security from or through a brokerage firm to make delivery to the buyer. The Fund is then obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends on the borrowed security and may be required to pay loan fees or interest.

The Fund may realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest the Fund is required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the prices of the securities sold short and the securities being hedged. The Fund may also make short sales against-the-box, in which it sells short securities only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold. The effect of short selling is similar to the effect of leverage. Short selling may amplify changes in the Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

For avoidance of doubt, options transactions are not treated as short sales.

Senior Securities. Senior securities are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. Under Section 18(f)(1) of the 1940 Act, the Fund generally may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank as described in this SAI (see F. Leverage Transactions - Borrowing and Reverse Repurchase Agreements). In addition, under Rule 18f-4 under the 1940 Act, the Fund may expose up to 10% of its net assets to derivatives that are senior securities; or it may transact more significantly in such derivatives, subject to a value-at-risk test and the adoption and implementation of a derivatives risk management program. To the extent that the Fund engages in leverage or derivatives transactions that result in it issuing senior securities, it intends to do so in compliance with Rule 18f-4.

CFTC Regulation. An advisor of a fund trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards, swaps and cash-settled foreign currency contracts) is generally excluded from regulation as a commodity pool operator pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5. Under Regulation 4.5 exclusion, a fund’s commodity interests (other than those used for bona fide hedging purposes as defined by the CFTC) must be limited so that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are in the money at the time of purchase) do not exceed 5% of the fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time that the most recent position was established, does not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a fund must satisfy a marketing test, which requires, among other things, that the fund not hold itself out as a vehicle for trading commodity interests. The Fund does not trade any commodity interests, such as futures contracts, options on futures contracts, non-deliverable forwards, swaps and cash-settled foreign currency contracts. Therefore, the Advisor does not need to, and does not, rely on the exclusion in CFTC Regulation 4.5 to avoid regulation as a commodity pool operator.

G. Investment Company Securities (including Exchange-Traded Funds) and Exchange-Traded Products

The Fund at times may invest in shares of other investment companies and exchange-traded funds (“ETFs”), including open-end funds, closed-end funds, business development companies (“BDCs”), and interests in unit investment trusts. BDCs are a specialized form of closed-end fund that invest generally in small developing companies and financially troubled businesses. BDCs invest in private companies and thinly traded securities of public companies, including debt instruments. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make fully informed investment decisions. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. Risks faced by BDCs include: competition for limited BDC investment opportunities; the liquidity of a BDC’s private investments; uncertainty as to the value of a BDC’s private investments; risks associated with access to capital and leverage; and reliance on the management of a BDC. The Fund’s investments in BDCs are similar and include portfolio company risk, leverage risk, market and valuation risk, price volatility risk and liquidity risk.

The Fund may invest in investment company securities advised by the Fund’s adviser or sub-adviser. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, because ETFs are traded on an exchange, ETFs are subject to the following risks that do not apply to conventional funds: (1) investments in ETPs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund; (2) the market price of the ETF’s shares may trade at a discount or premium to their NAV per share; (3) an active trading market for an ETF’s shares may not develop or be maintained; and (4) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Under Section 12(d)(1)(A) of the 1940 Act, however, the Fund’s investments in such securities are generally limited to 3% of the outstanding voting stock of any one company, 5% of the Fund’s total assets in any one company, and 10% of the Fund’s total assets in investment companies generally.

There are, however, several exceptions to these “3/5/10 limits.” For example, under Section 12(d)(1)(F) of the 1940 Act, the Fund may invest more than 5% of its total assets in another investment company and more than 10% of its total assets among multiple investment companies, provided that it and its affiliates limit their investment in an acquired fund to 3% of the acquired fund’s outstanding voting securities and the investing fund limits any sales load it charges to 1.5%. Further, the investing fund must comply with certain redemption and voting restrictions. The Fund may also rely on Rule 12d1-4 under the 1940 Act to invest in acquired funds, and under Rule 12d1-4, acquired funds themselves may invest up to 10% of their assets in other funds.

In addition to investing in other funds, the Fund may invest in exchange-traded products (“ETPs”) other than ETFs, including exchange-traded notes (“ETNs”). ETNs are different from ETFs in that they are not secured by an underlying pool of assets, but rather are notes (or debt securities) secured only by the ability of the issuer to pay. As a result, ETN shares are subject to the same risks described for “Corporate Debt Obligations” herein.

The Fund may also invest in ETPs that are neither ETFs nor ETNs. Such ETPs may be organized as commodity pools registered under the Commodity Exchange Act or as grantor trusts. Such ETPs are not registered under the 1940 Act because they invest in, for example, commodities or currencies rather than securities. If a Fund invests in an ETP, including an ETN, it will be subject to substantially similar risks as are discussed above regarding ETFs. Notably, however, the 3/5/10 limits only apply to ETPs that are ETFs. Other types of ETPs are not subject to the 3/5/10 limits. There are, however, other risks associated with investments in ETPs, which, are detailed below in “Taxation - Certain Tax Rules Applicable to the Fund’s Transactions.”

H. Temporary Defensive Position and Cash Investments

For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash or cash equivalents in money market instruments. The Fund also may invest in money market instruments to increase liquidity or to provide collateral for margin and similar purposes. Such investments typically offer less potential for gain than other types of investments and may prevent a Fund from achieving its investment objective.

“Money market instruments” are U.S. government securities and high-quality, short-term debt securities that typically have remaining maturities of one year or less. Securities will be considered “high-quality” if they are rated in one of the two highest short-term rating categories or, if not rated, determined by the Adviser to be of comparable quality. Money market instruments include certain U.S. government and agency securities, short-term corporate securities and commercial paper, bankers’ acceptances and certificates of deposit issued by domestic banks, corporate notes, money market funds and repurchase agreements collateralized by the foregoing.

Although money market instruments usually have fixed rates of return, the Fund may invest in money market instruments that have variable or floating rates of interest, such as master demand notes. Master demand notes permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. Generally, these obligations are not traded, nor is there an established secondary market for them. To the extent that a demand note does not have a seven-day or shorter demand feature and there is no readily available market for it, it will be treated by the Fund as an illiquid security.

I. Cybersecurity Risk

The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

J. Large Shareholder Transaction Risk

The Fund may experience adverse effects when a large shareholder redeems or purchases large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so, disrupt the Fund’s operations, or borrow money (at a cost to the Fund), which may negatively impact the Fund's performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.

K. Market Turbulence

The greatest risk of investing in a mutual fund is that its returns will fluctuate, and you could lose money. Turbulence in the financial sector may result in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets have experienced significant volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain whether or for how long these conditions could occur.

Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible market turbulence may have an adverse effect on the Fund.

The financial markets in which the Fund invests are subject to price volatility that could cause losses in the Fund. Market volatility may result from varied predictable and unpredictable factors. The impact of infectious diseases in certain regions or countries may perform better or worse due to the nature or level of their public health response or due to other factors. Health crises caused by infectious diseases may exacerbate other pre-existing political, social and economic risks in certain countries.

The impact of epidemics and/or pandemics may affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The impact of any outbreak may last for an extended period of time. Epidemics and pandemics that may arise in the future could result in continued volatility in the financial markets and lead to increased levels of Fund redemptions, which could have a negative impact on the Fund and could adversely affect a Fund’s performance, resulting in losses to your investment.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. In addition, ongoing inflation pressures from tight labor markets and supply chain disruptions could continue to cause an increase in interest rates and/or negatively impact companies. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility or reduce liquidity across various markets. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the prior period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels, an increase in powerful storms and/or an increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may never recover their value. Large wildfires have devastated, and in the future may devastate, entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. The current

U.S. administration may focus regulatory and public works projects around climate change concerns. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. The United States and other countries have imposed economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries in the future. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s investments. The extent and duration of military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict. Apparently stable systems have experienced and may again experience periods of disruption and/or improbable reversals of policy. These events have resulted in, and could continue to result in, significant market disruptions, a reordering of global relationships, strain on global supply chains, inflation and a slowing of global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries directly or indirectly affected by the invasion, the ongoing war between Russia and Ukraine and/or efforts to reestablish peace in the region, which may have collateral impacts across Europe and globally.

INVESTMENT LIMITATIONS

The Trust, on behalf of the Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. “The vote of a majority of the outstanding voting securities of the Fund,” as defined by the 1940 Act, means the vote, at the annual or a special meeting of the security holders of the Fund duly called, (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of the Fund are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of the Fund, whichever is the less.

The Fund’s investment objective is a non-fundamental policy. Non-fundamental policies may be changed by the Board without shareholder approval.

For purposes of the Fund's investment limitations, all percentage limitations apply immediately after an investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time the Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the limitation.

Fundamental Limitations. The Fund has adopted the following fundamental investment limitations.

The Fund may not:

1. Borrowing

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33⅓% of the Fund’s total assets, except to the extent permitted by the 1940 Act.

2. Diversification

With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result: (1) more than 5% of the Fund’s total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of a single issuer.

3. Underwriting Activities

Underwrite securities of other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

4. Making Loans

Make loans to other persons. For purposes of this limitation, entering into repurchase agreements, lending securities and investing in debt securities are not deemed to be the making of loans.

5. Purchases and Sales of Commodities

Purchase or sell physical commodities unless acquired as the result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

6. Issuance of Senior Securities

Issue senior securities except to the extent permitted by the 1940 Act.

7. Purchases and Sales of Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

8. Concentration

Purchase securities if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activity in the same industry. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities.

With respect to the fundamental policy relating to borrowing money set forth in section (1) above, the 1940 Act permits the Fund to borrow money in amounts of up to 33⅓% of the Fund’s total assets, at the time of borrowing, from banks for any purpose (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to making loans set forth in section (4) above, the 1940 Act does not prohibit the Fund from making loans; however, SEC staff interpretations currently prohibit registered investment companies from lending more than one-third of their total assets, except through the purchase of debt obligations.

With respect to the fundamental policy relating to issuing senior securities set forth in section (6) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank if consistent with the fundamental policy set forth in section (1) above. The policy in (6) above will be interpreted not to prevent collateral arrangements with respect to options on securities.

With respect to the fundamental policy relating to investing in real estate set forth in section (7) above, the Fund may, to the extent permitted by applicable law, invest in securities or other instruments directly or indirectly secured by real estate and invest in securities or other instruments issued by issuers that invest in real estate. Investments in securities of issuers that are exposed to or invested in the real estate business will not be deemed to be a purchase or sale of real estate.

BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS

A. Board of Trustees

The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Board oversees the management and operations of the Trust and the Fund, in accordance with federal law, Delaware law and the stated policies of the Fund. The Board oversees the Trust’s officers and service providers, including the Adviser, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust’s Chief Compliance Officer (“CCO”). The Board also is assisted by the Trust’s independent auditor (which reports directly to the Trust’s Audit Committee), independent counsel and other experts as appropriate. The Trustees serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal.

The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series. As a result, the term “Fund Complex” applies only to the Fund.

Board Structure and Related Matters. Independent Trustees constitute at least a majority of the Board members. An Independent Trustee serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers, other management personnel and counsel to the Fund. The Independent Chair also performs such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of Trustees and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds.

The Board holds four regularly scheduled meetings each year, which are normally expected to be in person. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. At least once per quarter, during a regularly scheduled meeting of the Board, the Independent Trustees meet without the presence of interested Trustees.

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each Trustee serves until his or her death, resignation or removal. The address for all Trustees is c/o Apex Fund Services, 190 Middle Street, Suite 101, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Trustee; Chairman of the Board	Since 2011 and Chairman since 2018	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	1	Trustee, Forum Funds II and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee	Since 2018	Independent consultant providing interim CFO services, principally to non-profit organizations, 2011-2017, and since 2023; Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) 2017-2021.	1	Trustee, Forum Funds II and U.S. Global Investors Funds
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2018	Principal, Portland Global Advisors (a registered investment adviser) 1996-2010.	1	Trustee, Forum Funds II and U.S. Global Investors Funds
Interested Trustees(1)
Karen Shaw Born: 1972	Trustee	Since 2023	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.	1	Trustee, Forum Funds II and U.S. Global Investors Funds

(1)	Karen Shaw is currently an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Apex Fund Services and her roles as Treasurer and Principal Financial Officer of the Trust.

In addition to the information set forth in the table above, each Trustee possesses other relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

David Tucker: Mr. Tucker has extensive experience in the investment management industry, including experience in senior management, legal and compliance roles at two large mutual fund complexes; service on various committees of the Investment Company Institute (“ICI”); and director of ICI Mutual (a mutual insurance company sponsored by the investment company industry), including service as chairman of the underwriting, risk and fraud committees of ICI Mutual’s board of directors. Mr. Tucker actively serves charitable organizations in the metropolitan Kansas City area.

Mark D. Moyer: Mr. Moyer has extensive experience with finance. He has served as chief financial officer for several non-governmental organizations and a publicly-listed integrated media company. Mr. Moyer also served as an adjunct professor of accounting at Fairfield University.

Jennifer Brown-Strabley: Ms. Brown-Strabley has extensive experience in the financial services and investment management industry, including institutional sales experience in global fixed-income and related quantitative research. Ms. Brown-Strabley also has experience in business start-up and operations and as a former principal of a registered investment adviser, for which she continues to provide consulting advice from time to time.

Karen Shaw: Ms. Shaw has extensive experience in the fund services industry, including management roles in mutual fund operations, financial and regulatory reporting. Ms. Shaw’s experience also includes testing and implementation, project management and client management. Ms. Shaw has a deep understanding of pooled investment products, including mutual fund governance, operations and reporting.

Risk Oversight. Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. The Adviser, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.

In general, the Fund's risks include, among others, investment risk, valuation risk, compliance risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, the Adviser and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks. Different processes, procedures and controls are employed with respect to different types of risks. Further, the Adviser oversees and regularly monitors the investments, operations and compliance of the Fund’s investments.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of the Adviser and the CCO regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Fund's compliance program. Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund's compliance program.

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act, and delegated to the Adviser the responsibility for making fair value determinations with respect to the Fund’s portfolio securities. The Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of the Fund’s investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser, as valuation designee, carries out its fair valuation responsibilities pursuant to and procedures approved by the Board. The Adviser, as valuation designee, reports to the Board on the pricing of the Fund’s shares and the valuation of the Fund’s portfolio securities; recommends independent pricing services to provide a value for Fund assets; makes and monitors fair value determinations pursuant to the valuation policies and procedures; and carries out any other functions designated to the Adviser relating to the valuation of Fund assets.

The Board also regularly receives reports from the Adviser with respect to the investments and securities trading of the Fund. For example, typically, the Board receives reports, presentations and other information from the Adviser on at least an annual basis in connection with the Board’s consideration of the renewal of the investment advisory agreement between the Adviser and the Trust on behalf of the Fund (the “Advisory Agreement”). Also, if applicable, the Board receives reports from the Adviser and other service providers in connection with the Board’s consideration of the renewal of any distribution plan of the Fund under Rule 12b-1 under the 1940 Act. Senior officers of the Trust and senior officers of the Adviser also report regularly to the Audit Committee on valuation matters, internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Trust’s independent auditors on internal control and financial reporting matters.

Trustee Ownership in the Fund and the Fund Complex. The following table sets forth each Trustee’s ownership of the Fund and the Fund Complex as of December 31, 2024.

Trustees	Dollar Range of Beneficial Ownership in the Fund	Aggregate Dollar Range of Ownership in all Registered Investment Companies Overseen by Trustee in the Fund Complex
Independent Trustees
David Tucker	None	None
Mark D. Moyer	None	None
Jennifer Brown-Strabley	None	None
Interested Trustee
Karen Shaw	None	None

B. Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust, their years of birth and their principal occupations during the past five calendar years are set forth below. Each officer serves until his or her death, resignation or removal and replacement. The business address of each officer is c/o Apex Fund Services, 190 Middle Street, Suite 101, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Zachary Tackett Born: 1988	President; Principal Executive Officer; Anti-Money Laundering Compliance Officer; Identity Theft Prevention Officer	President and Principal Executive Officer since 2023; Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer since 2014; Vice President and Secretary, 2014-2023	Senior Counsel, Apex Fund Services since 2019; Counsel, Atlantic Fund Services 2014-2019.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.
Carlyn Edgar Born: 1963	Chief Compliance Officer and Vice President	Chief Compliance Officer 2008-2016 and 2021-current; Vice President since 2008	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.
Lindsey Dorval Born: 1981	Vice President; Secretary	Since 2023	Counsel, Apex Funds Services since 2020.

C. Ownership of Securities of the Adviser and Related Companies

As of December 31, 2024, no Independent Trustee (or any of his or her immediate family members) owned beneficially or of record, securities of any Trust investment adviser, the Trust’s principal underwriter, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D. Information Concerning Trust Committees

Audit Committee. The Trust’s Audit Committee, which typically meets quarterly, consists of Messrs. Tucker and Moyer and Ms. Brown-Strabley, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent auditors to the Trust. In so doing, the Audit Committee reviews the methods, scope and results of the audits and audit fees charged and reviews the Trust’s internal accounting procedures and controls. During the fiscal year ended August 31, 2025, the Audit Committee met four times.

Nominating Committee. The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Tucker and Moyer and Ms. Brown-Strabley, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Trustees and committee members and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for Trustee recommended by security holders. During the fiscal year ended August 31, 2025, the Nominating Committee did not meet.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (the “QLCC”), which meets when necessary, consists of Messrs. Tucker and Moyer and Ms. Brown-Strabley, constituting all of the Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended August 31, 2025, the QLCC did not meet.

E. Compensation of Trustees and Officers

For the year ended December 31, 2024, each Trustee was paid an annual fee of $45,000 for service to the Trust, and the Chairman of the Board was paid an annual fee of $55,000. The Chairman of the Audit Committee was paid an additional annual fee of $2,000. Effective January 1, 2025, each Independent Trustee’s annual retainer is $60,000 ($70,000 for the Chairman), and the Audit Committee Chairman receives an additional $5,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund and the Fund Complex for the fiscal year ended August 31, 2025.

Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund Complex
Independent Trustees
David Tucker	$6,583	N/A	$6,583
Mark D. Moyer	$6,015	N/A	$6,015
Jennifer Brown-Strabley	$5,591	N/A	$5,591
Interested Trustee
Karen Shaw	$0	N/A	$0

F. Investment Adviser

Services of Adviser. The Adviser serves as investment adviser to the Fund pursuant to the Advisory Agreement. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities, and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Adviser. The Adviser is owned by MAI Capital Management Holdings LLC, an indirect affiliate of Galway Insurance Holdings, LP. Richard J. Buoncore is the Executive Chairman of the Adviser and responsible for its day-to-day operations.

Information Concerning Accounts Managed by Portfolio Managers. The following table provides information regarding other accounts managed by the portfolio managers as of August 31, 2025:

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kurt D. Nye	None	None	13 accounts $229,744,000	None	24 accounts $776,494,000	None
Richard J. Buoncore	None	None	5 accounts $65,531,000	None	24 accounts $776,494,000	None
Michael Marrapese	None	None	10 accounts $30,899,000	None	None	None

*	The same team manages all of the Adviser’s accounts within the “Managed Volatility” strategy, including the Fund and a limited partnership, the MAI Managed Volatility Fund L.P.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

●	The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund. The Adviser may seek to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline.

●	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

●	With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

●	Finally, the appearance of a conflict of interest may arise if the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser has adopted certain compliance procedures, which are designed to address these types of conflicts. The Adviser has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. The Adviser’s policies and procedures address trade aggregation and allocation. Additionally, given the nature of the Adviser’s investment process and its Fund and/or other accounts, the Adviser’s investment management team services are typically applied collectively to the management of all the funds and/or other accounts following the same strategy.

Compensation of the Adviser’s portfolio managers is not based upon performance of the Fund managed by the Adviser. Fund performance is not a factor in compensation as it might encourage investment decisions deviating from the Fund’s mandate. To mitigate the potential for conflict to have a team member favor one Fund over another Fund and/or other account, the Adviser has established procedures, including policies to monitor trading and best execution for all funds and/or other accounts.

There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of Portfolio Managers. The portfolio managers receive a fixed salary and a discretionary bonus. Discretionary bonuses are based on the profitability of the Adviser. Portfolio managers may also receive bonus compensation based on the performance of certain private funds managed by the Adviser. All compensation is paid by the Adviser. No portfolio manager’s compensation is based on the investment performance or assets of the Fund or other advisory accounts. All compensation is paid by the Adviser.

Portfolio Manager Ownership in the Fund. The Adviser has provided the following information regarding each portfolio manager’s ownership in the Fund as of August 31, 2025:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of August 31, 2025
Kurt D. Nye	$100,001-$500,000
Richard J. Buoncore	$500,001-$1,000,000
Michael Marrapese	$1-$10,000

Fees. The Adviser receives an advisory fee from the Fund at an annual rate equal to 0.75% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses (excluding all taxes, interest, dividends on short sales, acquired fund fees and expenses, brokerage commissions, and extraordinary expenses) of Investor Class to 1.24%, and Institutional Class to 0.99% through January 1, 2027 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may recoup from the Fund fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such recoupment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund (after the recoupment has been taken into account) to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. Total Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply.

The advisory fee, if not waived, is accrued daily and paid monthly by the Fund and is assessed based on the daily net assets of the Fund. In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as an investment manager for its clients with respect to assets that such clients have invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will not assess or receive any management fee on the portion of the separately managed account invested in the Fund.

Table 1 in Appendix B shows the dollar amount of advisory fees accrued by the Fund, the amount of advisory fees waived and/or expenses reimbursed by the Adviser, if any, and the actual advisory fees retained by the Adviser. The data provided is for the last three fiscal years.

Advisory Agreement. The Fund's Advisory Agreement remains in effect for an initial period of two years from the date of its effectiveness, and thereafter the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any mistake of judgment, mistake of law, or act or omission except for bad faith, willful misfeasance or gross negligence in the performance of its duties and obligations or by reason of reckless disregard of its duties and obligations under the Advisory agreement.

G. Distributor

Distribution Services. Foreside Fund Services, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), located at 190 Middle Street, Suite 301, Portland, Maine 04101, acts as the agent of the Trust in connection with the continuous offering of Fund shares pursuant to a Distribution Agreement with the Trust. The

Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Adviser or any other service provider for the Trust.

The Distributor continually distributes shares of the Fund on a reasonable efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enters into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to investors by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not the investors, will be the shareholder of record, although investors may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 plan is effective, as applicable. The Adviser pays the Distributor a fee for certain distribution-related services.

Distribution Plan. The Trust, including a majority of Independent Trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 plan, has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor and any other entity authorized by the Board, including the Adviser (collectively “payees”), a fee equal to 0.25% of the average daily net assets of the Fund’s Investor Class for distribution services and/or the servicing of shareholder accounts. The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of the Fund. The Rule 12b-1 plan is a core component of the ongoing distribution of the Fund’s Investor Class shares, which is intended to attract and retain assets from prospective investors and may realize potential economies of scale for shareholders in the form of future lower expense ratios.

The Rule 12b-1 plan provides that the payees may incur expenses for distribution and service activities including, but not limited to (1) any sales, marketing and other activities primarily intended to result in the sale of Fund shares and (2) providing services to holders of shares related to their investment in the Fund, including, without limitation, providing assistance in connection with responding to shareholder inquiries regarding the Fund’s investment objective, policies and other operational features and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees and expenses, including overhead and telephone and other communication expenses, of a payee who engages in or supports the distribution of Fund shares or who provides shareholder servicing, such as responding to shareholder inquiries regarding the Fund's operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of Fund shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, the Adviser or others in connection with the offering of Fund shares for sale to the public.

The Rule 12b-1 plan requires the payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Rule 12b-1 plan and identifying the activities for which those expenditures were made. The Rule 12b-1 plan obligates the Fund to compensate payees for services and not to reimburse them for expenses incurred. The Fund does not participate in any joint distribution activities with another series of the Trust or other investment company.

The following payments made by the Distributor under the Rule 12b-1 plan were used as set forth below during the fiscal year ended August 31, 2025.

Advertising	Printing & Mailing of Prospectuses	Compensation to Underwriters	Compensation to Broker-Dealers	Compensation to Sales Personnel	Interest, Carrying or Other Financial Charges
$0	$0	$0	$2,645.84	$0	$0

As of August 31, 2025, the amount of unreimbursed expenses incurred under the Rule 12b-1 plan was $495.24 for the Fund, representing less than 0.01% of the Fund’s net assets.

The Rule 12b-1 plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The Rule 12b-1 plan further provides that it may not be amended to materially increase the costs that the Fund or class bears for distribution or shareholder servicing pursuant to the Rule 12b-1 plan without approval by affected shareholders and that other material amendments of the Rule 12b-1 plan must be approved by the Independent Trustees. The Rule 12b-1 plan may be terminated with respect to Investor Class at any time by the Board, by a majority of the Independent Trustees or by the shareholders of Investor Class. No Independent Trustee has any direct or indirect financial interest in the Rule 12b-1 Plan.

Table 2 in Appendix B shows the dollar amount of fees payable by the Fund to the Distributor or its agents under the Rule 12b-1 plan, the amount of fees waived by the Distributor or its agents and the actual fees received by the Distributor and its agents under the Rule 12b-1 plan. The data provided is for the last three fiscal years.

H. Other Fund Service Providers

Administrator, Fund Accountant, Transfer Agent, and Compliance Services. Apex Fund Services and its subsidiaries provide administration, compliance, fund accounting and transfer agency services to the Fund. Apex Fund Services is a wholly owned subsidiary of Apex US Holdings LLC.

Pursuant to a Services Agreement (the “Services Agreement”) with Atlantic Fund Administration, LLC (d/b/a Apex Fund Services), the Fund pays Apex Fund Services a bundled fee for administration, compliance, fund accounting and transfer agency services. The Fund also pays Apex Fund Services certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the prior month.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner required by applicable law. After an initial three-year term, the Services Agreement is terminable with or without cause and without penalty by the Trust or Apex Fund Services on 120 days’ written notice to the other party. The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that the other party has not cured the breach within that notice period. Under the Services Agreement, Apex Fund Services is not liable to the Fund or the Fund's shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. The Services Agreement also provides that Apex Fund Services will not be liable to a shareholder for any loss incurred due to a NAV difference if that difference is less than or equal to 0.5% or less than or equal to $25.00 per shareholder account, and in addition, limits the amount of any loss for which Apex Fund Services would be liable. Also, Apex Fund Services is not liable for the errors and omissions of others, including the entities that supply security prices to Apex Fund Services and the Fund. Losses incurred by the Fund as a result of acts or omissions by Apex Fund Services or any other service provider for which Apex Fund Services or the service provider is not liable to the Fund would be borne through the Fund by its shareholders.

As Administrator, Apex Fund Services administers the Fund’s operations except those that are the responsibility of any other service provider hired by the Trust, all in the manner and to the extent as may be authorized by the Board. The Administrator’s responsibilities include, but are not limited to: (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e., registration statements and shareholder reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund’s tax returns, and the preparation of financial statements and related reports to the Fund’s shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and providing persons suitable to the Board to serve as officers of the Trust; (5) assisting the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

Apex Fund Services provides a Principal Executive Officer, a Principal Financial Officer, the CCO, and an Anti-Money Laundering Compliance Officer to the Fund, as well as certain additional compliance support functions.

Atlantic Shareholder Services, LLC, 190 Middle Street, Suite 101, Portland, Maine 04101 (the “Transfer Agent”), a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services), serves as transfer agent and distribution paying agent for the Fund. The Transfer Agent is registered as a transfer agent with the SEC. The Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

As Fund accountant, Apex Fund Services provides fund accounting services to the Fund. These services include calculating the NAV of each Fund class.

Table 3 in Appendix B shows the dollar amount of the fees accrued by the Fund for administration services, the amount of fees waived by Apex Fund Services, if any, and the actual fees retained by Apex Fund Services under the Services Agreement. The data provided is for the last three fiscal years.

Custodian. U.S. Bank, N.A. (the “Custodian”) is the custodian for the Fund. The Custodian safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian also maintains certain books and records of the Fund that are required by applicable federal regulations. The Custodian is located at 1155 N. Rivercenter Dr., MK- WI-S302, Milwaukee, Wisconsin 53212.

Legal Counsel. K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund. Cohen & Company, Ltd. audits the annual financial statements of the Fund, provides the Fund with an audit opinion and reviews certain regulatory filings of the Fund. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd. , provides tax services as requested.

PORTFOLIO TRANSACTIONS

A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed-income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from which the Fund purchases or to which the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance, common stock and preferred stock) are generally effected if (1) the security is traded on an exchange, through brokers that charge commissions and (2) the security is traded in the over-the-counter markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated.

When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers, but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflect the spread between the bid and asked price.

In the case of fixed-income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission, markup or markdown.

B. Commissions Paid

Table 4 in Appendix B shows the dollar amount of the aggregate brokerage commissions paid by the Fund; the amount of commissions paid to an affiliate of the Fund, the Adviser or the Distributor; the percentage of brokerage commissions paid to an affiliate of the Fund, the Adviser or the Distributor; and the percentage of transactions executed by an affiliate of the Fund, the Adviser or the Distributor. The data provided is for the last three fiscal years.

C. Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and at the discretion of the Adviser. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks “best execution” for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as the size of the order, the difficulty of execution, the efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker-dealer. The Fund may pay a higher commission if, for example, the broker-dealer has specific expertise in a particular type of transaction (due to factors such as size or difficulty), is highly efficient in trade execution or if those commissions offset prime services fees.

The Adviser may also give consideration to brokerage and research services furnished to the Adviser by broker-dealers and may cause the Fund to pay these broker-dealers a higher commission or spread than may be charged by other broker-dealers. Research services may include reports that are common in the industry, such as research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the Adviser uses the research to manage all client accounts. Therefore, the commission dollars spent for research generally benefit all of the Adviser’s clients and the Fund’s investors, although a particular client may not benefit from research received on each occasion. The Adviser does not reduce its fees because the Adviser receives research.

Table 5 in Appendix B lists the Fund’s directed brokerage in return for research services, the amount of transactions so directed, and the amount of commissions earned by the broker-dealer during the past fiscal year.

D. Counterparty Risk

The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents appropriate credit risks.

E. Transactions through Affiliates

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust and in accordance with applicable law.

F. Other Accounts of the Adviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. In some instances, with any required consent, one client may sell a particular security to another client. At times, two or more clients may simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

G. Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains (taxable to shareholders as ordinary income when distributed to them) or losses. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year.

Portfolio turnover rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, are excluded from the calculation of portfolio turnover rate.

While transaction costs are incurred with options assignments, each assignment does not incur purchase or sales charges. The Fund’s portfolio turnover rate was 0%, 6%, and 16% for the fiscal years ended August 31, 2023, August 31, 2024, and August 31, 2025, respectively. The transaction volume and portfolio values used in the portfolio turnover rate calculation exclude securities whose maturities or expiration dates at the time of acquisition were one year or less, including cash and equivalents such as money market funds.

H. Securities of Regular Broker-Dealers

From time to time the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the ten brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Table 6 in Appendix B lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year ended August 31, 2025.

I. Portfolio Holdings

Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Monthly portfolio disclosures will be filed with the SEC on Form N-PORT no later than 60 days after the end of each fiscal quarter. The monthly holdings reports on Form N-PORT for the first and second months of the fiscal quarter will remain nonpublic and the monthly holdings report for the third month of the fiscal quarter will become publicly available upon filing (with the exception of certain items). You may request a copy of the Fund's latest annual or semi-annual report to shareholders or a copy of the Fund's latest Form N-PORT, when it is available, which contains the Fund's portfolio holdings, by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-CSR and Form N-PORT by accessing the SEC’s website at www.sec.gov.

In addition, the Adviser may make publicly available, on a monthly basis, information regarding the Fund’s holdings. This holdings information may also be made available through the Fund’s website and may be released no sooner than the tenth business day following month end.

The Fund’s nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund’s operations that the Fund has retained them to perform so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Fund’s officers and, if applicable, the Board. The Fund’s portfolio holdings are available in real-time on a daily basis to the Adviser, the Administrator and the Custodian. In addition, the Distributor, the independent auditors, proxy voting services, mailing services, financial printers and ratings or ranking organizations may have access, but not on a daily real-time basis, to the Fund’s nonpublic portfolio holdings information on an ongoing basis. The Trustees, Trust’s officers, legal counsel to the Trust and to the Independent Trustees and the Fund's independent registered public accounting firm may receive similar information on an as needed basis.

From time to time, nonpublic information regarding the Fund’s portfolio holdings may also be disclosed to certain mutual fund consultants, analysts or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available portfolio holdings information will be made only if a Trust officer determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has legitimate business purposes for disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information will be required to agree in writing to: (a) keep the information confidential; (b) use it only for agreed-upon purposes; and (c) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Confidentiality agreements entered into for the receipt of nonpublic information typically will also provide, among other things, that the Recipient: (i) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (ii) will assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (iii) upon request from the Trust, will return or promptly destroy the information. Any Recipient that is a ratings or ranking organization receiving such information must have in place control mechanisms to reasonably ensure or otherwise agree that: (x) the holdings information will be kept confidential; (y) no employee will use the information to effect trading or for their personal benefit; and (z) the nature and type of information that any employee, in turn, may disclose to third-parties is limited. The Trust officer will report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and will include in the report the Trust officer’s reasons for determining to permit such disclosure.

The Adviser may provide investment management for accounts of clients other than the Fund, which may result in some of those accounts having a composition substantially similar to that of the Fund. The Adviser and its affiliates may provide regular information to clients and others regarding the holdings in accounts that each manages, but no information is provided to clients or others that identifies the actual composition of the Fund’s holdings, specifies the amount of the Fund’s assets invested in a security or specifies the extent of any such similarities among accounts managed by the Adviser.

No compensation is received by the Fund, or, to the Fund's knowledge, paid to the Adviser or any other party in connection with the disclosure of the Fund's portfolio holdings. The codes of ethics of the Trust and the Adviser are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings. In addition, the Fund's service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes and other similar policies that address conflicts of interest arising from the misuse of this information.

The Adviser, the Administrator and the Distributor must inform a Trust officer if they identify any conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information. These conflicts will be reported to the Board for appropriate action at its next regularly scheduled meeting.

There is no assurance that the Fund's portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

PURCHASE AND REDEMPTION INFORMATION

A. General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares of the Fund on any weekday except days when the New York Stock Exchange (the “NYSE”) is closed. Under unusual circumstances, the Fund may accept orders when the NYSE is closed if deemed appropriate by the Trust’s officers.

The shares of the Fund may not be available for sale in the state in which you reside. Please check with your investment professional to determine the Fund’s availability.

B. Additional Purchase Information

Shares of each class of the Fund are offered on a continuous basis by the Distributor.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In its discretion, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund may allow an in kind purchase provided that, among other things: (i) the purchase will not dilute the interests of its shareholders; (ii) the assets accepted by the Fund consist of securities that are appropriate, in type and amount, for investment by the Fund in light of its investment objective and policies and current holdings; (iii) market quotations are readily available for the securities; (iv) in determining the value of the assets contributed and the corresponding amount of shares issued, the Trust’s Valuation Policy will be applied; (v) the transaction must comply with the Trust’s Affiliated Persons and Transactions Policy if the person investing is an affiliated person; and (vi) the Adviser to the Fund discloses to the Board the existence of, and all material facts relating to, any conflicts of interest between the Adviser and the Fund in the proposed in-kind purchase.

IRAs. All contributions into an individual retirement account (an “IRA”) through the automatic investing service are treated as IRA contributions made during the year that the contribution is received.

UGMAs/UTMAs. If the custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a manner indicating custodial capacity.

C. Additional Redemption Information

You may redeem Fund shares at NAV.

The Fund may reverse a transaction for the purchase of Fund shares within two business days of notification from your bank that your funds did not clear (1) to collect any charge relating to transactions effected for the benefit of a shareholder that is applicable to the Fund’s shares as provided in the Prospectus or (2) to recoup any actual losses incurred by the Fund or the Transfer Agent in connection with any reversed transaction.

Suspension of Right of Redemption. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

Redemption in Kind. Redemption proceeds normally are paid in cash. The Trust has filed an election with the SEC, however, pursuant to which the Fund may effect a redemption in portfolio securities at the shareholder’s request or if the shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period. To the extent the Fund satisfies a redemption request by distributing portfolio securities, it will do so pursuant to procedures adopted by the Board. If the Fund pays redemption proceeds in kind, the redeeming shareholder may incur transaction costs to dispose of the securities and may receive less for them than the price at which they were valued for purposes of redemption. In addition, if the Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs)

and the possibility of a lack of a liquid market for those securities. In-kind redemptions may take the form of a pro rata portion of the Fund’s portfolio, individual securities, or a representative basket of securities.

NAV Determination. The offering price for Fund shares is at their current NAV. In determining the NAV of each Fund class, securities for which market quotations are readily available are valued at current market value using the last reported sales price or the official closing price from the primary exchange where the security is listed, as provided by an independent pricing service or, if no sales price is reported, the mean of the last bid and ask prices. If market quotations are not readily available or the Fund reasonably believes that they are unreliable, then securities are valued at fair value, as determined by the Adviser, in its capacity as the valuation designee. For further information, see the “General Information” section in the Prospectus.

Distributions. Distributions of net investment income will be reinvested at the NAV of the applicable class (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of net realized capital gains will be reinvested at the NAV of the applicable class (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION

The tax information set forth in the Prospectus and in this section relates solely to federal tax law and assumes that the Fund qualifies for treatment as a RIC (as discussed below). This information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders and is in addition to the tax information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the IRC, the regulations thereunder, IRS interpretations and similar authority on which the Fund may rely, all as in effect on the date hereof, as well as on court decisions publicly available through that date. Future legislative, regulatory, or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Each investor should consult his or her own tax advisor as to the federal, state, local, and foreign tax provisions applicable to the investor.

A. Qualification for Treatment as a Regulated Investment Company

The Fund intends, for each taxable year, to continue to qualify for treatment as a RIC. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The taxable year-end of the Fund is August 31, which is the same as its fiscal year-end.

Consequences of Qualification. As a RIC, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (generally, interest, dividends, other ordinary income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, net of expenses, all determined without regard to any deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To qualify to be taxed as a RIC for a taxable year, the Fund must satisfy the following requirements, among others:

The Fund must distribute at least the sum of 90% of its investment company taxable income plus 90% of its net interest income excludable from gross income under IRC Section 103(a) for the taxable year (“Distribution Requirement”). Certain distributions made by the Fund after the close of its taxable year are considered distributions attributable to that taxable year for purposes of satisfying this requirement.

The Fund must derive at least 90% of its gross income for the taxable year from (1) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options) derived from its business of investing in securities or those currencies and (2) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (income described in (1) and (2), collectively “Qualifying Income”) (“Gross Income Requirement”). A QPTP is defined as a “publicly traded partnership” (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) that meets certain qualifying income but derives less than 90% of its gross income from sources described in clause (1).

The Fund must satisfy the following asset diversification requirements (“Diversification Requirements”) at the close of each quarter of its taxable year: (1) at least 50% of the value of its total assets must consist of cash and cash items, Government securities, securities of other RICs, and securities of other issuers, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of a QPTP being considered voting securities for these purposes); and (2) no more than 25% of the value of its total assets may be invested in (a) the securities of any one issuer (other than Government securities and securities of other RICs), (b) the securities (other than securities of other RICs) of two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are engaged in the same, similar, or related trades or businesses, or (c) the securities of one or more QPTPs.

Failure to Qualify. If for any taxable year the Fund does not qualify for treatment as a RIC, either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Gross Income Requirement and the Diversification Requirements, or (2) by failing to satisfy the Gross Income Requirement and/or either Diversification Requirement and being unable, or determining not, to cure the failure in the manner described in the next two paragraphs, then for federal income tax purposes all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to its shareholders. In addition, for those purposes the dividends would be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits, except that, for (a) individual and certain other non-corporate shareholders (each, an “individual shareholder”), the part thereof that is “qualified dividend income” would be subject to federal income tax at the rates for net capital gain, which are a maximum of 15% for a non-corporate shareholder with taxable income not exceeding certain thresholds (which will be adjusted for inflation annually) and 20% for non-corporate shareholders with taxable income exceeding such thresholds, and (b) those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

If the Fund fails to satisfy the Gross Income Requirement for any taxable year, it nevertheless will be considered to have satisfied that requirement for that year if, among other things, the failure “is due to reasonable cause and not due to willful neglect” and the Fund pays a tax in an amount equal to the excess of its gross income that is not Qualifying Income over one-ninth of its gross income that is Qualifying Income.

If the Fund satisfies both Diversification Requirements at the close of its first quarter of its first taxable year, but fails to satisfy either Diversification Requirement at the close of any subsequent taxable year quarter by reason of a discrepancy existing immediately after its acquisition of any security that is wholly or partly the result of that acquisition during that quarter, it will not lose its status for that quarter as a RIC if the discrepancy is eliminated within 30 days after the quarter’s close. If the Fund fails to satisfy either or both Diversification Requirement(s) (other than a de minimis failure, as described in the IRC) for a quarter and the preceding sentence does not apply, it nevertheless will be considered to have satisfied those requirements for that quarter if, among other things, the failure “is due to reasonable cause and not due to willful neglect” and the Fund disposes of the assets that caused the failure within six months after the last day of the quarter in which it identifies the failure in the manner prescribed by the IRS. In that case, the Fund will also be liable for a federal tax equal to the greater of $50,000 or the amount determined by multiplying the net income generated by those assets for the period from the date the failure occurs to the date of disposition thereof by the highest rate of federal income tax applicable to corporations (currently 21%).

Failure to qualify for treatment as a RIC would thus have a negative impact on the Fund’s after-tax performance. It is possible that the Fund will not qualify as a RIC in any given taxable year.

B. Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. These distributions will be taxable to a shareholder as ordinary income, but, as described in the Prospectus, a portion of the distributions may be treated as “qualified dividend income”.

The Fund anticipates distributing substantially all of its net capital gain (after reduction for any capital loss carryovers, i.e., unutilized realized net capital losses from prior taxable years) for each taxable year. These distributions generally will be made only once a year, usually in December, but the Fund may make a limited number of additional distributions of net capital gain at any time during the year. These distributions will be taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held his or her shares. These distributions will not qualify for the dividends-received deduction or as “qualified dividend income.”

A distribution by the Fund that does not constitute an ordinary income dividend or capital or foreign currency gain distribution will be treated as a non-taxable “return of capital.” A return of capital distribution will reduce a shareholder’s tax basis in Fund shares and will be treated as gain from the sale of the shares to the extent it exceeds the shareholder’s basis.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is “effectively connected” will be subject to U.S. federal income tax treatment that is different from that described above. Such non-U.S. investors may be subject to withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund. Capital gain distributions, if any, are not subject to the 30% withholding tax. Exemption from this withholding tax is also provided for dividends properly reported in writing by the Fund to its shareholders as “interest-related dividends” or as “short-term capital gain dividends” paid by the Fund with respect to its “qualified net interest income” or “qualified short-term gain,” respectively (all such terms as defined in the IRC). Non-U.S. investors will need to provide an effective IRS Form W-8BEN or other authorized withholding certificate to qualify for the exemption.

Each distribution by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If a shareholder reinvests a distribution in additional shares, the shareholder will be treated as having received a distribution in an amount equal to the fair market value of the reinvested shares, determined as of the reinvestment date.

When a shareholder purchases shares of the Fund, the purchase price (NAV) will include any undistributed net investment income and realized net capital gains and foreign currency gains and any unrealized appreciation in the value of the assets of the Fund. A distribution of that income or gain (including net gain, if any, from realizing all or part of that appreciation) will be taxable to a shareholder in the manner described above, even if the distribution economically constitutes a partial return of invested capital to the shareholder.

Ordinarily, a shareholder is required to take taxable distributions by the Fund into income in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in one of those months, however, is deemed to be paid by the Fund and received by those shareholders on December 31 of that year if the distribution is paid in January of the following year.

The Fund will send information annually to its shareholders regarding the federal income tax status of distributions made (or deemed made) during the year.

C. Foreign Account Tax Compliance Act (“FATCA”)

Under FATCA, foreign financial institutions (“FFIs”) and non-financial foreign entities (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the Fund pays. As discussed more fully below, the FATCA withholding tax generally may be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S owners.

An FFI may avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the IRC. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

The U.S. Treasury Department has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the relevant IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund may avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisors regarding the application of these requirements to their own situations and the impact thereof on their investment in the Fund.

D. Redemption of Shares

In general, you will realize gain or loss on redemption of Fund shares in an amount equal to the difference between the proceeds of the redemption and your adjusted tax basis in the shares. All or a portion of any loss so realized will be disallowed if you purchase Fund shares (for example, by reinvesting distributions) within 30 days before or after the redemption (i.e., a “wash” sale); if disallowed, the loss would be reflected in an upward adjustment to the basis in the purchased shares. In general, any gain or allowed loss arising from a redemption of shares of the Fund will be considered a capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from a redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain, if any, received on such shares. In determining the holding period of shares for this purpose, any period during which your risk of loss is offset by means of an option, short sale, or similar transaction is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

E. Federal Excise Tax

A 4% non-deductible federal excise tax (“Excise Tax”) is imposed on a RIC that fails to distribute in each calendar year an amount equal to at least the sum of (1) 98.0% of its ordinary income for the year plus (2) 98.2% of its capital gain net income for the one-year period ended on October 31 of the year plus (3) any ordinary income and capital gain net income for previous years that were not distributed during those years. The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the Excise Tax, the Fund (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses realized or sustained after October 31 of any year in determining the amount of ordinary income for that calendar year and includes them in determining the amount of ordinary income for the succeeding calendar year.

The Fund intends to make sufficient distributions each year of its ordinary income and capital gain net income to avoid liability for the Excise Tax. The Fund may in certain circumstances be required to liquidate portfolio investments to make distributions sufficient to avoid that liability.

F. Certain Tax Rules Applicable to Fund Transactions

Investments in Derivatives. When a put or call option purchased by the Fund expires unexercised, the premium it paid gives rise to short-term or long-term capital loss at the time of expiration (depending on the length of the exercise period for the option). When a put or call option written by the Fund expires unexercised, the premium it received gives rise to short-term capital gain at the time of expiration. When the Fund exercises a call option, the basis in the underlying security is increased by the amount of the premium it paid for the option. When the Fund exercises a put option, the gain (or loss) from the sale of the underlying security is decreased (or increased) by the premium it paid for the option. When a put or call option written by the Fund is exercised, the purchase price (or the selling price in the case of a call) of the underlying security is decreased (or increased in the case of a call) for federal income tax purposes by the amount of the premium received.

Some futures contracts, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which the Fund invests - except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the IRC) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - may be subject to IRC section 1256 (“Section 1256 contracts”). Any Section 1256 contracts the Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss; however, certain foreign currency gains or losses arising from Section 1256 contracts will be treated as ordinary income or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in its investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain the Fund recognizes, even though the Fund may not have closed the transactions and received cash to pay the distributions. The Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.

Any option or other position entered into or held by the Fund in conjunction with any other position it holds may constitute a “straddle” for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character, and timing of recognition of the Fund’s gains and losses with respect to the straddle positions by requiring, among other things, that (1) any loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other positions in the straddle, (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term rather than long-term capital gain), (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss, and (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses. In addition, the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the foregoing rules do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Investments in Foreign Currencies and Securities. Gains or losses attributable to fluctuations in exchange rates that occur between the time that the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary losses. Similarly, gains or losses from the disposition of a foreign currency, or from the disposition of a fixed-income security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition, also are treated as ordinary income or ordinary losses. These gains or losses increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” for federal tax purposes (a “PFIC”) and the Fund does not make either of the elections described in the next two paragraphs, it will be subject to federal income tax on a portion of any “excess distribution” it receives from the PFIC and any gain it derives from the disposition of such shares (collectively, “PFIC Income”), even if it distributes the PFIC Income as a taxable dividend to its shareholders. The Fund will also be subject to additional interest charges in respect of deferred taxes arising from the PFIC Income. Any such tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is derived from “passive income” (including interest and dividends); or (2) an average of at least 50% of the value (or adjusted tax basis, if elected) of its assets produce, or are held for the production of, “passive income.” The Fund’s distributions of PFIC Income will not be eligible for the 15% and 20% maximum federal income tax rates on individual shareholders’ “qualified dividend income” described in the Prospectus.

The Fund may elect to “mark to market” its stock in a PFIC. Under such an election, the Fund would include in gross income (and treat as ordinary income) each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of that adjusted basis over that fair market value, but only to the extent of any net mark-to-market gains included in gross income by the Fund for prior taxable years. The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, gross income under this election. Amounts so included, as well as gain realized on the disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as any loss realized on the disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included in gross income by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.

If the Fund purchases shares in a PFIC and elects to treat the PFIC as a “qualified electing fund,” the Fund would be required to include in its gross income each taxable year its pro rata share of the ordinary income and net capital gains of the PFIC, even if the income and gains were not distributed to the Fund. Any such income would be subject to the Distribution Requirement and the calendar year Excise Tax distribution requirement described above. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, (1) the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC, and (2) a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek not to invest in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so, and it reserves the right to make such investments as a matter of its investment policy.

G. State and Local Taxes

The tax rules of the various states and their local jurisdictions with respect to an investment in the Fund may differ from the federal income tax rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

H. Foreign Income Tax

Investment income received by the Fund from sources within foreign countries and U.S. possessions and gains that the Fund realizes on the disposition of foreign securities (collectively, “foreign source income”) may be subject to foreign or possession income or other taxes withheld at the source (collectively, “foreign taxes”). The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of foreign taxes imposed by, or exemption from taxes on foreign source income derived from, the particular country. It is impossible to know the effective rate of foreign tax in advance, since the amount of the Fund’s assets to be invested within various countries will vary.

I. Capital Loss Carryovers (“CLCOs”)

The Fund may have capital loss carryovers (“CLCOs”) for a taxable year. CLCOs may be used to offset any current taxable year net realized capital gain (whether short-term or long-term) and will not expire. All CLCOs are listed in the Fund’s financial statements. Any such losses may not be carried back.

OTHER MATTERS

A. The Trust and its Shareholders

General Information. The Fund is a separate series of the Trust. The Trust is an open-end investment management company organized under Delaware law as a statutory trust on August 29, 1995. On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc. The Trust’s trust instrument (the “Trust Instrument”) permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. The Trust and each fund will continue indefinitely until terminated. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The other funds of the Trust are described in one or more separate Statements of Additional Information.

Shareholder Voting and Other Rights. Each share of a fund and each class of shares represent equal proportionate interests in the assets of that Fund only and have equal dividend, distribution, liquidation and voting rights, except that expenses related to the distribution of shares of each fund or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by such class. Fractional shares have those rights proportionately. Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan that pertains to the fund or class and other matters for which separate fund or class voting is appropriate under applicable law. Generally, shares will be voted separately by each fund except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual funds; or (2) the Board determines that the matter affects more than one fund and all affected funds must vote. The Board may also determine that a matter only affects certain funds or classes of the Trust and thus that only those funds or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a fund is entitled to the shareholder’s pro rata share of all distributions arising from that fund’s assets and, upon redeeming shares, will receive the portion of the fund’s net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a fund’s) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or fund) for any purpose related to the Trust (or fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

Pursuant to Delaware law, the Trust Instrument places certain limitations on the ability of shareholders to bring derivative actions on behalf of the Trust and certain direct claims. These limitations include, but are not limited to: (i) a pre-suit demand must be made on the Board; (ii) to the maximum extent permitted by law, the demand must be executed by at least three unaffiliated and unrelated shareholders who hold shares representing 10% or more of the all shares issued and outstanding or of the series or classes to which such an action relates, if it does not relate to all series and classes thereof; (iii) the Trustees will consider such a request within a time frame that the Trustees in their discretion consider reasonable and appropriate; (iv) the Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and, to the maximum extent permitted by law, will require an undertaking by the shareholder (or shareholders) making the request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring the action; (v) to the maximum extent permitted by law, any decision by the Trustees relating to the matter will be final and binding upon the shareholder, and judicially unreviewable; (vi) to the maximum extent permitted by law, a shareholder may bring a direct action or claim only if the shareholder (or group of shareholders) has suffered an injury distinct from that suffered by shareholders of the Trust or the relevant series or a class thereof generally; and (vii) to the maximum extent permitted by law, a shareholder may bring a direct action or claim predicated upon an express or implied right of action under the Trust Instrument or the 1940 Act (excepting rights of action permitted under Section 36(b) of the 1940 Act), only if the shareholder (or group of shareholders) has obtained authorization from the Trustees to bring the action or claim.

The Trust Instrument also places limitations on the forum in which claims against the Trust may be heard. Unless the Board consents in writing to the selection of an alternative forum, any suit, action or proceeding brought by or in the right of any shareholder or any person claiming any interest in any shares seeking to enforce any provision of, or based on any matter arising out of, related to or in connection with the Trust Instrument, including without limitation any claim of any nature against the Trust, any series or class, the Trustees or officers of the Trust, or a service provider will be brought exclusively in the Delaware Court of Chancery to the extent that court has subject matter jurisdiction over the action or claims asserted and otherwise in the courts of the State of Delaware to the extent there is subject matter jurisdiction in those courts for the claims asserted. Accordingly, shareholders may have to bring suit in what they may consider to be an inconvenient and potentially less favorable forum. These limitations described above relating to derivative actions and choice of forum do not apply to claims asserted under the federal securities laws, to the extent that any such federal laws, rules or regulations do not permit such application.

Termination or Reorganization of Trust or its Series. The Board, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust’s registration statement.

Under the Trust Instrument, the Board may sell or convey the assets of a fund or reorganize such fund into another investment company registered under the 1940 Act without a shareholder vote.

B. Fund Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of December 3, 2025, the Trustees and officers of the Trust in aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund.

As of December 3, 2025, certain shareholders listed in Table 7 in Appendix B owned of record or beneficially 5% or more of the shares of the Fund.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of December 3, 2025, the shareholders listed in Table 7 in Appendix B who own more than 25% of the Fund may be deemed to control the Fund. “Control” for this purpose is the ownership of 25% or more of the Fund’s voting securities.

C. Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit and, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. Further, for payment of any claim against the Trust or a Fund, a party may only look to the assets of, respectively, the Trust or the Fund.

Accordingly, the Trust Instrument, among other things, provides for indemnification out of a fund’s property of any shareholder held personally liable for the obligations of the Fund. The Trust Instrument also provides that the Trust, on behalf of a fund, shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of that fund. Thus, the risk of a shareholder incurring financial loss as a result of being a shareholder is limited.

The liability of Trustees is similarly limited. The Trust Instrument provides that the Trustees shall not be liable provided that a Trustee is not protected against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Shareholders are not intended to be third-party beneficiaries of Fund contracts, and the Trust Instrument establishes certain procedures and limitations regarding shareholder lawsuits brought on behalf of the Trust, which are described above in "Shareholder Voting and Other Rights."

D. Proxy Voting Procedures

The Trust’s and the Adviser’s proxy voting procedures are included in Appendices C and D, respectively.

Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available: (1) without charge, upon request, by contacting the Transfer Agent at (877) 414-7884 (toll free); and (2) on the SEC’s website at www.sec.gov.

E. Code of Ethics

The Trust and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Fund. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.

F. Registration Statement

This SAI and the Prospectus do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. The SEC maintains a website (www.sec.gov) that contains this SAI, any material incorporated by reference, and other information regarding the Fund.

G. Financial Statements

The Fund’s Financial Statements and Financial Highlights for the fiscal year ended August 31, 2025 are incorporated into this SAI by reference to the Fund's Form N-CSR to shareholders. The Fund’s Financial Statements and Financial Highlights have been audited by Cohen & Company, Ltd. , an independent registered public accounting firm.

APPENDIX A – DESCRIPTION OF SECURITIES RATINGS

Corporate and Municipal Long-Term Bond Ratings

Standard & Poor’s (“S&P”) Corporate and Municipal Long-Term Bond Ratings:

The following descriptions of S&P’s long-term corporate and municipal bond ratings have been published by S&P Global Ratings.

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Plus (+) or Minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

NR - This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service, Inc. (“Moody’s”) Long-Term Corporate Bond Ratings:

The following descriptions of Moody’s long-term corporate bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s U.S. Municipal Long-Term Bond Ratings:

The following descriptions of Moody’s long-term municipal bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings Ltd. (“Fitch”) Corporate Bond Ratings:

The following descriptions of Fitch’s long-term corporate bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC - Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk present.

CC - Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C - Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories signal either a higher level of credit risk or that a default already occurred.

Fitch’s Municipal Bond Long-Term Ratings:

The following descriptions of Fitch’s long-term municipal bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B - Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. ‘CCC’ ratings indicate that there is a very low margin for safety, and that default is a real possibility.

CC - Very high levels of credit risk. ‘CC’ ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. ‘C’ ratings indicate default appears imminent or inevitable.

D - Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following:

●	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

●	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or

●	distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Plus (+) or Minus (-) - The modifiers “+” or “-”may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or to Long-Term Rating categories below ‘CCC’.

Municipal Short-Term Bond Ratings

S&P’s Municipal Short-Term Bond Ratings:

The following descriptions of S&P’s short-term municipal ratings have been published by Standard & Poor’s Financial Service LLC.

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

D - 'D' is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s Municipal Short-Term Ratings:

The following descriptions of Moody’s short-term municipal ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch’s Municipal Short-Term Credit Ratings:

The following descriptions of Fitch’s municipal short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Short-Term Credit Ratings

S&P’s Short-Term Credit Ratings:

The following descriptions of S&P’s short-term credit ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.

B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Dual Ratings – Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s Short-Term Ratings:

The following descriptions of Moody’s short-term credit ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

P-1 – Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.

P-2 – Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.

P-3 – Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch’s Short-Term Ratings:

The following descriptions of Fitch’s short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

APPENDIX B – MISCELLANEOUS TABLES

Table 1 – Investment Advisory Fees

The following table shows the dollar amount of fees accrued with respect to the Fund, the amount of fees waived and/or expenses reimbursed by the Adviser, if any, and the actual fees retained by the Adviser. The data are for the last three fiscal years.

Year Ended	Advisory Fees Accrued	Advisory Fees Waived and/ or Expenses Reimbursed	Advisory Fees Received
August 31, 2025	$1,668,593	$212,052	$1,456,541
August 31, 2024	$1,851,744	$174,848	$1,676,896
August 31, 2023	$1,678,688	$130,421	$1,548,267

Table 2 – Distribution Fees (Investor Class)

The following table shows the dollar amount of the fees accrued by the applicable class, pursuant to the 12b-1 Distribution Plan, the amount of fee that was waived by the Distributor or its agents, if any, and the actual fees received by the Distributor or its agents. The data are for the last three fiscal years.

Year Ended	Plan Fees Accrued	Plan Fees Waived	Plan Fees Received
August 31, 2025	$2,647	$0	$2,647
August 31, 2024	$1,764	$0	$1,764
August 31, 2023	$1,248	$0	$1,248

Table 3 – Administration Fees

The following table shows the dollar amount of fees accrued with respect to the Fund, the amount of fees waived by Apex Fund Services, if any, and the actual fees retained by Apex Fund Services. The data are for the last three fiscal years.

Year Ended	Administration Fees Accrued	Administration Fees Waived	Administration Fees Received
August 31, 2025	$284,501	$0	$284,501
August 31, 2024	$302,935	$0	$302,935
August 31, 2023	$285,570	$0	$285,570

Table 4 – Commissions

The following table shows the aggregate brokerage commissions of the Fund. The data are for the last three fiscal years.

Year Ended	Aggregate Brokerage Commissions ($) Paid	Total Brokerage Commissions ($) Paid to Affiliate of Fund, Adviser or Distributor	% of Brokerage Commissions Paid to Affiliate of Fund, Adviser or Distributor	% of Transactions Executed by Affiliate of Fund, Adviser or Distributor
August 31, 2025	$7,300	$0	0%	0%
August 31, 2024	$5,361	$0	0%	0%
August 31, 2023	$7,838	$0	0%	0%

Table 5 – Directed Brokerage

The following table lists the Fund’s directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom. The data are for the fiscal year ended August 31, 2025.

Fund	Amount Directed	Amount of Commissions Generated
MAI Managed Volatility Fund	$59,669,844	$7,300

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Table 6 – Securities of Regular Brokers or Dealers

The following table lists the Fund’s regular brokers-dealers whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of August 31, 2025.

Regular Broker or Dealer	Value of Securities Held
None	None

Table 7 – Control Persons and 5% Shareholders

The following table lists as of December 3, 2025: (1) the shareholders who owned 25% or more of the outstanding shares of the applicable class and thus may be deemed to be a control person of the Fund; and (2) the persons who owned beneficially or of record 5% or more of the outstanding shares of the applicable class. The Fund believes that these shares were owned of record by such holders for their fiduciary, agency or custodial accounts.

Name and Address	% of Fund Class
Investor Class
NATIONAL FINANCIAL SERVICES LLC* FBO OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY, NJ 0731	38.87%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB 1 NEW YORK PLAZA 12TH FLOOR NEW YORK, NY 10004-1901	34.75%
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	23.28%

Institutional Class
NATIONAL FINANCIAL SERVICES LLC* FBO OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	50.39%
MORGAN STANLEY SMITH BARNEY LLC* FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB 1 NEW YORK PLAZA 12TH FLOOR NEW YORK, NY 10004-1901	26.09%
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	18.01%

*	denotes record owner of Fund shares only.

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APPENDIX C – TRUST PROXY VOTING PROCEDURES

Forum Funds
Shareholder Voting Policy

As of December 14, 2012

SECTION 1. BACKGROUND

The Trust exercises its shareholder voting responsibilities as an investor in other issuers as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments. This Policy details the Trust’s policy with respect to shareholder voting.

SECTION 2. ADVISER RESPONSIBILITIES

(A) Delegation by Board. Each Fund has delegated to the Adviser the authority to vote as a shareholder of issuers whose securities are held in its portfolio. The Adviser shall maintain and the Board shall approve voting procedures related to the Adviser acting on behalf of the Fund in accordance with its fiduciary duties and the best interests of Fund shareholders.

(B) Delivery of Proxies. The Adviser is responsible for coordinating the delivery of proxies to be voted by the Custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”). Upon request, the Adviser shall provide periodic reports to the Board as to the implementation and operation of its shareholder voting policies and procedures as they relate to the Trust.

(C) Conflicts of Interest. The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting on behalf of a Fund. A conflict of interest includes any circumstance when the Fund, the Adviser, the Distributor, the Proxy Voting Service or one or more of their Affiliated Persons (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how shares of that issuer are voted.

Each Adviser is responsible for maintaining procedures to identify and address material conflicts of interest and, when applicable, determine the adequacy of a Proxy Voting Service’s procedures to identify and address material conflicts of interest.

(D) Voting Record. The Adviser shall be responsible for ensuring a voting record is maintained that includes all instances where the Fund was entitled to vote and will coordinate the annual delivery of such record to the Administrator for purposes of preparing the Trust’s annual Form N-PX filing. The voting record shall include the following information required to be reported in Form N-PX:

(1) The name of the issuer of the security;

(2) The exchange ticker symbol of the security;

(3) The CUSIP for the security;

(4) The shareholder meeting date;

(5) A brief identification of the matter voted on;

(6) Whether the matter was proposed by the issuer or by a security holder;

(7) Whether the Trust cast its vote on the matter;

(8) How the Trust cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(9) Whether the Trust cast its vote for or against management.

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The Adviser shall also be responsible for ensuring information regarding how the Fund voted relating to portfolio securities during the twelve-month period ended June 30 is available on the Fund’s website or other location consistent with disclosure in the Fund’s registration statement.

SECTION 3: ABSTENTION

The Trust and an Adviser may abstain from shareholder voting in certain circumstances. Abstaining from voting may be appropriate if voting would be unduly burdensome or expensive, or otherwise not in the best interest of a Fund’s shareholders.

SECTION 4: BOARD REPORTING AND REVIEW

(A) The Adviser shall submit its voting procedures to the Board for review and approval initially and at the next regularly scheduled meeting of the Board following any material change.

(B) The Adviser shall report to the Board, at least quarterly, whether any conflicts of interest arose while voting as an investor in other issuers and how such conflicts were handled.

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APPENDIX D – ADVISER PROXY VOTING PROCEDURES

PROXY VOTING AND DISCLOSURE POLICY

MAI Capital Management, LLC (“MAI”) is registered with the Securities and Exchange Commission (“SEC”) as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). MAI has built relationships with many individual clients and also serves as the investment manager to several investment funds (collectively, the “MAI Funds”).

The Advisers Act requires that MAI adopt and implement policies and procedures for voting proxies in the best interest of clients (or with respect to the MAI Funds, its participants), to describe the procedures to clients, and to tell clients how they may obtain information about how MAI has actually voted their proxies. This Proxy Voting and Disclosure Policy (the “Policy”) is designed to reflect MAI’s commitment to vote proxies in the best interest of clients and in accordance with Rule 206(4)-6 under the Advisers Act.

Although MAI does vote proxies for the MAI Funds and a limited number of clients, MAI’s general policy is not to accept responsibility or authority for voting proxies unless otherwise approved for a client by MAI’s Compliance Officer; instead, clients retain voting authority and MAI will simply forward all proxy solicitation materials it receives directly to these clients. In cases where MAI does, however, accept responsibility or authority for voting proxies, proxy voting decisions will be made on a case-by-case basis considering the policies and the procedures set forth below.

General Proxy Voting Procedures

MAI believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.

MAI believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

MAI has retained Broadridge (“Broadridge”) Financial Solutions to assist in the coordination and voting of client proxies. Broadridge specializes in providing a variety of fiduciary-level proxy-related services to investment managers. The services provided to MAI include timely delivery of meeting and record date information; proxy analysis through an electronic web-based vote execution platform; and detailed recordkeeping needs of MAI’s proxy voting function.

To implement MAI’s proxy voting policies, MAI has developed the following procedures for voting proxies.

1.  Upon receipt of a proxy, in Operations, all shareholder proposals are sent to the Chairman for his review. The Chairman will then vote the proxy in accordance with the MAI policy. For any shareholder proposal or proxy proposal not clearly addressed by this policy, the Chairman will consult with the Proxy Committee or with the CIO or responsible Portfolio Manager (PM) responsible for the client’s account before voting the proxy.

2. The Proxy Committee Chairman shall be responsible for reviewing the proxy proposals and proxy proposal summaries if appropriate. The review shall take into consideration what vote is in the best interests of clients and the provisions of MAI’s Voting Guidelines below. The Proxy Committee Chairman will then vote the Proxies.

3. The Operations Department shall be responsible for ensuring Broadridge is preserving the appropriate information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion under the caption “Recordkeeping” below). Further the Trading and Operations Department shall be responsible for downloading voting records to MAI’s network not less than every six months. With respect to proxy votes on topics deemed, in the opinion of the Proxy Committee or PM, to be controversial or particularly sensitive, the Proxy Committee will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in MAI’s files.

Voting Guidelines

While MAI’s policy is to review each proxy proposal on its individual merits and generally votes with management, MAI has adopted guidelines for certain types of matters to assist the Proxy Committee in the review and voting of proxies. These guidelines are used as a framework and are not all-inclusive of every potential issue. Notwithstanding the voting guidelines below, special circumstances may require MAI, based on specific facts and circumstances, to deviate from the guidelines and vote in a manner contrary to those set forth in guidelines. These guidelines are set forth below:

1.	Election of the Board of Directors

MAI generally will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company’s shareholders. MAI will consider the following factors in deciding how to vote proxies relating to director elections:

●	In re-electing incumbent directors, MAI will look to the long-term performance of the company relative to its peers. MAI will not vote to re-elect a board if the company has had consistent poor performance (including but not limited to stock performance) relative to its peers in its industry, unless MAI believes that the board has demonstrated that it is taking or proposes to take measures designed to improve the company’s performance.

●	MAI believes it is in the best interest of all company shareholders to have, as a majority, directors that are independent of management and generally will vote only for a slate of director nominees that promotes a majority of independent directors on the full board.

●	MAI will not vote in favor of a director nominee that, to MAI’s actual knowledge, is the subject of any SEC or other criminal enforcement action.

●	MAI believes that it is in the shareholders’ best interest to have intelligent and experienced directors serving on a company’s board. Accordingly, MAI believes that companies should be allowed to establish competitive director compensation packages that attract and retain desirable directors. MAI will consider whether proposals relating to director compensation are reasonable in relation to the company’s performance and resources. MAI will vote in favor of proposals that seek to impose reasonable limits on director compensation.

●	MAI will generally vote for shareholder proposals requiring that an independent chairman’s position be filled by an independent director.

In other issues that may arise relating to the board of directors, MAI generally will vote against proposals that benefit directors at the expense of the shareholders, and in favor of proposals that do not unreasonably abrogate the rights of shareholders. As stated previously, each issue will be analyzed on an issue-by-issue basis.

2.	Corporate Governance

MAI may review any proposal to adopt an anti-takeover measure, undergo a corporate restructuring (e.g., change of entity form or corporate domicile, mergers or acquisitions), change the capital structure of a company, approve the independent auditors of a company, or take other similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

a. Anti-Takeover Defenses. Although MAI will review each proposal on a case-by-case basis, MAI generally will vote against management proposals that (i) seek to insulate the management from all threats of change in control, (ii) provide the board of directors with veto power against all takeover bids, (iii) allow management or the members of the board to buy shares from certain shareholders at a premium and at the expense of the majority of shareholders, or (iv) allow management to increase or decrease the size of the board at its own discretion. MAI will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders and the incumbent management and directors.

b.  Corporate Restructuring. In determining whether to vote for mergers and acquisitions, spin-offs, asset sales, reincorporations, leveraged buy-outs, liquidations and other corporate restructuring initiatives, MAI will consider the following factors: (i) whether the proposed action represents the best means of enhancing shareholder values, (ii) whether the company’s long-term prospects will be positively affected by the proposal, (iii) how the proposed action will impact corporate governance and/or shareholder rights, (iv) how the proposed deal was negotiated, (v) whether all shareholders receive equal and/or fair treatment under the terms of the proposed action, and/or (vi) whether shareholders could realize greater value through an alternative transaction.

c.  Capital Structure. Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock. MAI will vote in favor of proposals to increase the authorized or outstanding stock of a company only when management provides a strong business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring. MAI will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights or preferences, unless a compelling justification can be made that such issuance of stock or the preferred voting terms and conditions is necessary for the future financial health and stability of the company.

d.  Executive Compensation. MAI believes executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder value. MAI also believes, however, that executive compensation needs to be reasonably tied to the performance of the company. MAI will vote in favor of proposals that provide challenging performance objectives to company executives, and which serve to motivate executives to better perform and align their interests with shareholders. MAI will vote against proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory. Additionally, MAI generally will vote against shareholder proposals that summarily restrict executive compensation without regard to the company’s performance, and in favor of shareholder proposals that seek additional disclosures on executive compensation.

e.  Independent Auditors. The engagement, retention and termination of a company’s independent auditors must be approved by the company’s audit committee. In reliance on the audit committee’s recommendation, MAI generally will vote to ratify the employment or retention of a company’s independent auditors unless MAI is aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the company’s financial position.

3.	Shareholder Rights

MAI will analyze and consider all proposals that will have a material effect on shareholder rights on a case-by-case basis. MAI will vote against all proposals that seek to eliminate existing shareholder rights unfairly or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company. In all cases, MAI will vote in favor of proposals that best represent and protect the long-term interest of shareholders and its clients.

4.	Social and Environmental Issues

MAI generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. Accordingly, MAI will generally vote against proposals involving corporate responsibility and social issues. Notwithstanding the foregoing, MAI may vote against corporate responsibility and social issue proposals that MAI believes will have substantial adverse economic or other effects on a company, and MAI may vote for corporate responsibility and social issue proposals that MAI believes will have substantial positive economic or other effects on a company.

Conflicts of Interests

In cases where the Proxy Committee is aware of a conflict between the interests of a client and the interests of MAI or an affiliated person of MAI (e.g., a portfolio company that is a client or an affiliate of a client of MAI or where a vote may impact the compensation payable to MAI in a manner adverse to clients interests), MAI will notify the client of such conflict and will vote the client’s shares in accordance with the client’s instructions. In the event that MAI does not receive instructions from the client within three business days after the notice, MAI may abstain from voting or vote the proxy in what it believes (in its sole discretion) is the client’s best interests.

How to Obtain Voting Information

Rule 206(4)-6 of the Advisers Act requires MAI to disclose in response to any client request how the client can obtain information from MAI on how its securities were voted. MAI will disclose in its Form ADV2A that clients can obtain information on how their securities were voted by making a written request to MAI. Upon receiving a written request from a client, MAI will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 of the Advisers Act also requires MAI to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. MAI will provide such a description in Part 2A of its Form ADV. Upon receiving a written request from a client, MAI will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

Recordkeeping

MAI shall keep the following records in an easily accessible place for a period of at least five years, the first two in its offices:

(i) A copy of this Policy;

(ii) Proxy Statements received regarding client securities;

(iii) Records of votes cast on behalf of clients;

(iv) Any documents prepared by MAI that were material to making a decision how to vote, or that memorialized the basis for the decision; and

(v) Records of client requests for proxy voting information.

MAI may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by MAI that are maintained with a third party, such as a proxy voting service, provided that MAI has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

Amendments

MAI reserves the right to modify and amend this policy without notice at anytime.

PART C

 OTHER INFORMATION

ITEM 28.	EXHIBITS

(a)		Trust Instrument of Registrant as amended and restated on September 8, 2016 (Exhibit incorporated by reference as filed as Exhibit (a) in post-effective amendment No. 551 via EDGAR on September 29, 2016, accession number 0001435109-16-002085).

(b)		By-Laws of Registrant as amended (Exhibit incorporated by reference as filed as Exhibit (b) in post-effective amendment No. 604 via EDGAR on January 25, 2018, accession number 0001398344-18-000916).

(c)		See Sections 2.04, 2.07, 4.07, and 11.13 of the Trust Instrument as filed as Exhibit (a).

(d)	(1)	Investment Advisory Agreement between Registrant and H.M. Payson & Co. (Exhibit incorporated by reference as filed as Exhibit (5)(a) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

	(2)	Investment Advisory Agreement between Registrant and Beck, Mack & Oliver LLC dated April 10, 2009 (Exhibit incorporated by reference as filed as Exhibit (d)(2) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(2)(A)	Amended Appendix to the Investment Advisory Agreement between Registrant and Beck, Mack & Oliver LLC dated April 10, 2009 (Exhibit incorporated by reference as filed as Exhibit (d)(2)(A) in post-effective amendment No. 539 via EDGAR on July 27, 2016, accession number 0001435109-16-001852).

	(3)	Investment Advisory Agreement between Registrant and Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(h) in post-effective amendment No. 63 via EDGAR on June 8, 1998, accession number 0001004402-98-000339).

	(4)	Investment Advisory Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(4) in post-effective amendment No. 431 via EDGAR on October 28, 2013, accession number 0001435109-13-000478).

	(4)(A)	Appendix A to the Investment Advisory Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(4)(A) in post-effective amendment No. 658 via EDGAR on October 25, 2019, accession number 0001398344-19-018494).

	(5)	Investment Advisory Agreement between Registrant and Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(5) in post-effective amendment No. 604 via EDGAR on January 25, 2018, accession number 0001398344-18-000916).

(5)(A)	Appendix A to the Investment Advisory Agreement between Registrant and Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(5) in post-effective amendment No. 607 via EDGAR on April 25, 2018, accession number 0001398344-18-005981).

	(6)	Investment Advisory Agreement between Registrant and Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(7) in post-effective amendment No. 357 via EDGAR on April 16, 2012, accession number 0001435109-12-000053).

	(6)(A)	Appendix to the Investment Advisory Agreement between Registrant and Auxier Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(6)(A) in post-effective amendment No. 554 via EDGAR on October 26, 2016, accession number 0001435109-16-002143).

	(8)	Investment Advisory Agreement between Registrant and MAI Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(11) in post-effective amendment No. 699 via EDGAR on December 20, 2021, accession number 0001398344-21-024167).

	(9)	Investment Advisory Agreement between Registrant and Monongahela Capital (Exhibit incorporated by reference as filed as Exhibit (d)(30) in post-effective amendment No. 410 via EDGAR on May 15, 2013, accession number 0001435109-13-000231).

(e)	(1)	Distribution Agreement between Registrant and Foreside Fund Services, LLC dated March 31, 2009 (Exhibit incorporated by reference as filed as Exhibit (e)(2) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(2)	Novation dated May 31, 2017 to the Distribution Agreement between Registrant and Foreside Fund Services, LLC (Exhibit incorporated by reference as filed as Exhibit (e)(2) in post-effective amendment No. 565 via EDGAR on April 19, 2017, accession number 0001435109-17-000209).

	(3)	Novation dated September 30, 2021 to the Distribution Agreement between Registrant and Foreside Fund Services, LLC dated September 30, 2021 (Exhibit incorporated by reference as filed as Exhibit (e)(3) in post-effective amendment No. 697 via EDGAR on October 22, 2021, accession number 0001398344-21-020224).

	(3)(A)	Novation dated December 16, 2024 of the Amended Appendix to the Distribution Agreement between Registrant and Foreside Fund Services, LLC (Exhibit incorporated by reference as filed as Exhibit (e)(3)(A) in post-effective amendment No. 737 via EDGAR on April 21, 2025, accession number 0001398344-25-007396).

(f)		None.

(g)	(1)	Custodian Agreement between Registrant and MUFG Union Bank, N.A., dated June 15, 2012 (Exhibit incorporated by reference as filed as Exhibit (g)(1) in post-effective amendment No. 697 via EDGAR on October 22, 2021, accession number 0001398344-21-020224).

	(1)(A)	Amended Appendix dated July 16, 2021 to the Custodian Agreement between Registrant and MUFG Union Bank, N.A., dated June 15, 2012 (Exhibit incorporated by reference as filed as Exhibit (g)(2)(A) in post-effective amendment No. 691 via EDGAR on July 19, 2021, accession number 0001398344-21-014502).

	(1)(B)	Assignment dated June 11, 2021 between Forum Funds, MUFG Unions Bank, N.A. and U.S. Bank, N.A., to the Custodian Agreement between Registrant and MUFG Union Bank, N.A. dated June 15, 2012 (Exhibit incorporated by reference as filed as Exhibit (g)(2)(B) in post-effective amendment No. 691 via EDGAR on July 19, 2021, accession number 0001398344-21-014502).

	(1)(B)(i)	Amended Appendix dated December 16, 2024 to the Custodian Agreement between Registrant and US Bank National Association dated June 15, 2012 (Exhibit incorporated by reference as filed as Exhibit (g)(1)(B)(i) in post-effective amendment No. 737 via EDGAR on April 21, 2025, accession number 0001398344-25-007396).

	(3)	Custodian Agreement between Registrant and Northern Trust, dated June 30, 2021 (Exhibit incorporated by reference as filed as Exhibit (g)(5) in post-effective amendment No. 691 via EDGAR on July 19, 2021, accession number 0001398344-21-014502).

(h)	(1)	Services Agreement between Registrant and Atlantic Fund Administration, LLC (Exhibit incorporated by reference as filed as Exhibit (g)(5) in post-effective amendment No. 469 via EDGAR on December 23, 2014, accession number 0001435109-14-000890).

	(1)(A)	Amendment to the Services Agreement between Registrant and Atlantic Fund Administration, LLC (d/b/a Apex Fund Services) (Exhibit incorporated by reference as filed as Exhibit (h)(1)(A) in post-effective amendment No. 729 via EDGAR on April 17, 2024, accession number 0001398344-24-007301).

	(1)(A)(i)	Amended Appendix to the Services Agreement between Registrant and Atlantic Fund Administration, LLC (d/b/a Apex Fund Services) (Exhibit incorporated by reference as filed as Exhibit (h)(1)(A)(i) in post-effective amendment No. 737 via EDGAR on April 21, 2025, accession number 0001398344-25-007396).

	(1)(B)	Amended Fee Waiver Agreement between Registrant and Atlantic Fund Administration, LLC (d/b/a Apex Fund Services) is filed herewith.

	(2)	Shareholder Service Plan of Registrant dated March 18, 1998 and amended February 12, 2009 and Form of Shareholder Service Agreement relating to Polaris Global Value Fund (Exhibit incorporated by reference as filed Exhibit (h)(2) in post-effective amendment No. 247 via Edgar on February 17, 2009, accession number 0001193125-09-031402).

(3)	Shareholder Service Plan of Registrant dated November 24, 2003 and amended February 12, 2009 relating to Lisanti Small Cap Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(3) in post-effective amendment No. 247 via Edgar on February 17, 2009, accession number 0001193125-09-031402).

(4)	Expense Limitation Agreement between Registrant and D.F. Dent and Company, Inc. Exhibit incorporated by reference as filed as Exhibit (h)(4) in post-effective amendment No. 742 via EDGAR on October 23, 2025, accession number 0001398344-25-019672.

(5)	Expense Limitation Agreement between Registrant and Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (h)(5) in post-effective amendment No. 742 via EDGAR on October 21, 2025, accession number 0001398344-25-019474).

	(6)	Expense Limitation Agreement between Registrant and Beck Mack + Oliver (Exhibit incorporated by reference as filed as Exhibit (h)(6) in post-effective amendment No. 740 via EDGAR on July 23, 2025, accession number 0001398344-25-013605).

	(8)	Expense Limitation Agreement between Registrant and MAI Capital Management, LLC is filed herewith.

	(9)	Expense Limitation Agreement between Registrant and Monongahela Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(9) in post-effective amendment No. 741 via EDGAR on August 25, 2025, accession number 0001398344-25-016550).

	(10)	Expense Limitation Agreement between Registrant and Polaris Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(9) in post-effective amendment No. 738 via EDGAR on April 23, 2025, accession number 0001398344-25-007561).

	(12)	Participating Fund Agreement between Registrant and ReFlow Fund, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(12) in post-effective amendment No. 735 via EDGAR on October 24, 2024, accession number 0001398344-24-019363).

(i)		Opinion and consent of K&L Gates LLP is filed herewith.

(j)		Consent of Cohen & Company, Ltd. is filed herewith.

(k)		None.

	(1)	Consent of Auditor of Mohican VCA Fund, LP (Exhibit incorporated by reference as filed as Exhibit (k)(1) in post-effective amendment No. 588 via EDGAR on August 10, 2017, accession number 0001435109-17-000562).

(l)	Investment Representation letter of Reich & Tang, Inc. as original purchaser of shares of Registrant (Exhibit incorporated by reference as filed as Exhibit (l)(13) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

(m)	(1)	Registrant’s Amended and Restated Rule 12b-1 Plan dated December 12, 2012 (Exhibit incorporated by reference as filed as Exhibit (m)(1) in post-effective amendment No. 606 via EDGAR on April 20, 2018, accession number 0001398344-18-005828).

	(1)(A)	Amended Appendix A to the Rule 12b-1 Plan dated December 16, 2024 adopted by Registrant (Exhibit incorporated by reference as filed as Exhibit (m)(1)(A) in post-effective amendment No. 737 via EDGAR on April 21, 2025, accession number 0001398344-25-007396).

(n)		Registrant’s Rule 18f-3 Plan dated June 14, 2013, as most recently amended and restated on September 9, 2021 (Exhibit incorporated by reference as filed as Exhibit (n) in post-effective amendment No. 697 via EDGAR on October 22, 2021, accession number 0001398344-21-020224).

(p)	(1)	Code of Ethics adopted by Registrant as amended (Exhibit incorporated by reference as filed as Exhibit (p)(1) in post-effective amendment No. 435 via EDGAR on December 23, 2013, accession number 0001435109-13-000568).

	(2)	(Exhibit incorporated by reference as filed as Exhibit (p)(2) in post-effective amendment No. 606 via EDGAR on April 20, 2018, accession number 0001398344-18-005828).

	(3)	Code of Ethics adopted by Beck, Mack & Oliver (Exhibit incorporated by reference as filed as Exhibit (p)(3) in post-effective amendment No. 692 via EDGAR on July 20, 2021, accession number 0001398344-21-014605).

	(4)	Code of Ethics adopted by Polaris Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(4) in post-effective amendment No. 738 via EDGAR on April 23, 2025, accession number 0001398344-25-007561).

	(5)	Code of Ethics adopted by D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(5) in post-effective amendment No. 735 via EDGAR on October 24, 2024, accession number 0001398344-24-019363).

	(6)	Code of Ethics adopted by Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(6) in post-effective amendment No. 657 via EDGAR on October 23, 2019 accession number 0001398344-19-018308).

	(7)	Code of Ethics adopted by Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(7) in post-effective amendment No. 632 via EDGAR on December 19, 2018, accession number 0001398344-18-018174).

	(8)	Code of Ethics adopted by Foreside Fund Services (Exhibit incorporated by reference as filed as Exhibit (p)(17) in post-effective amendment No. 606 via EDGAR on April 20, 2018, accession number 0001398344-18-005828).

(10)	Code of Ethics adopted by MAI Capital Management, LLC is filed herewith.

(11)	Code of Ethics adopted by Monongahela Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(11) in post-effective amendment No. 741 via EDGAR on August 25, 2025, accession number 0001398344-25-016550).

Other Exhibits:

(A)	Powers of Attorney for Jennifer Brown-Strabley, Mark D. Moyer, and David Tucker, Trustees of Registrant (Exhibit incorporated by reference as filed as Exhibit (A) in post-effective amendment No. 640 via EDGAR on July 17, 2019, accession number 0001398344-19-012051).

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 30.	INDEMNIFICATION

In accordance with Section 3803 of the Delaware Business Trust Act, Section 10.02 of Registrant’s Trust Instrument provides as follows:

“10.02. INDEMNIFICATION

(a) Subject to the exceptions and limitations contained in Section (b) below:

(i) Every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof);

(ii) The words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person’s office or (B) not to have acted in good faith in the reasonable belief that Covered Person’s action was in the best interest of the Trust; or

(ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office,

(A) By the court or other body approving the settlement;

(B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry);

(C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such

Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

(e) Conditional advancing of indemnification monies under this Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

(f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder’s heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Monongahela Capital Management, Inc. includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or negligence in the performance of the Adviser’s duties or obligations under this Agreement or by reason of the Adviser’s reckless disregard of its duties and obligations under this Agreement.

(b) Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, administrator, fund accountant, custodian or transfer agent to the Trust, unless such errors arise from the Adviser’s providing false or misleading information to other service providers. The Adviser shall not be liable to the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(c) The Adviser agrees to indemnify and hold harmless the Trust, each Fund and their respective employees, agents, trustees and officers against and from any and all claims, demands, actions, suits,

judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character arising out of or in any way related to (i) any breach of the Adviser’s obligations under this Agreement, (ii) any acts or failures to act of Adviser for which the Adviser would be liable under Section 5(a), (iii) any breach of a representation or warranty of the Adviser set forth in this Agreement and (iv) claims or demands by any employee, agent, trustee, member or manager of the Adviser in their capacity as such. The Trust is hereby authorized to deduct any amounts payable in respect of the Adviser’s indemnification obligations hereunder from any fees payable to the Adviser pursuant to Section 4(a).

(d) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Lisanti Capital Growth, LLC, Beck, Mack & Oliver LLC, DF Dent & Company, Inc. and Polaris Capital Management, LLC includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for mistake of judgment or mistake of law or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust’s security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder, or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder.

(b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and MAI Capital Management, LLC includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Adviser’s duties or obligations and under this Agreement.

(b) Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing, services, administrator, fund accountant, custodian or transfer agent to the Trust. The Adviser shall not be liable to the Trust for any action take or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(c) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply. With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Auxier Asset Management, LLC and H.M. Payson & Co. includes language similar to the following:

The Adviser may rely on information reasonably believed by the Adviser to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of the Adviser’s duties under this Agreement, or by reason of reckless disregard by any of such persons of the Adviser’s obligations and duties under this Agreement.

With respect to indemnification of the underwriter of the Trust, Section 8 of the Distribution Agreement provides:

(a) The Trust will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor within the meaning of section 15 of the Securities Act or section 20 of the 1934 Act (“Distributor Indemnitees”) free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) which any Distributor Indemnitee may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon (i) the bad faith, willful misfeasance or gross negligence of the Trust in connection with the subject matter of this Agreement; (ii) any material breach by the Trust of its representations an warranties under this Agreement; (iii) any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Trust in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of the Distributor (“Distributor Claims”). After receipt of the Distributor’s notice of termination under Section 13(e), the Trust shall indemnify and hold each Distributor Indemnitee free and harmless from and against any Distributor Claim; provided, that the term Distributor Claim for purposes of this sentence shall mean any Distributor Claim related to the matters for which the Distributor has requested amendment to the Registration Statement and for which the Trust has not filed a Required Amendment, regardless of with respect to such matters whether any statement in or omission from the Registration Statement was made in reliance upon, or in conformity with, information furnished to the Trust by or on behalf of the Distributor.

(b) The Trust may assume the defense of any suit brought to enforce any Distributor Claim and may retain counsel of good standing chosen by the Trust and approved by the Distributor, which approval shall not be withheld unreasonably. The Trust shall advise the Distributor that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Trust assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Trust does not assume the defense of any such suit, or if Distributor does not approve of counsel chosen by the Trust or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Trust, the Trust will reimburse any Distributor Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Distributor Indemnitee shall not settle or confess any claim without the prior written consent of the Trust, which consent shall not be unreasonably withheld or delayed.

(c) The Distributor will indemnify, defend and hold the Trust and its several officers and trustees (collectively, the “Trust Indemnitees”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon:

(i) any alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the Distributor; or

(ii) any act of, or omission by, the Distributor or its sales representatives that does not conform to the standard of care set forth in Section 7 of this Agreement (“Trust Claims”).

(d) The Distributor may assume the defense of any suit brought to enforce any Trust Claim and may retain counsel of good standing chosen by the Distributor and approved by the Trust, which approval shall not be withheld unreasonably. The Distributor shall advise the Trust that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Distributor assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Distributor does not assume the defense of any such suit, or if the Trust does not approve of counsel chosen by the Distributor or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Distributor, the Distributor will reimburse any Trust Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Trust Indemnitee shall not settle or confess any claim without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or delayed.

(e) The Trust’s and the Distributor’s obligations to provide indemnification under this Section is conditioned upon the Trust or the Distributor receiving notice of any action brought against a Distributor Indemnitee or Trust Indemnitee, respectively, by the person against whom such action is brought within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the person or persons against whom the action is brought. The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Distributor Indemnitee or Trust Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f) The provisions of this Section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor Indemnitee or Trust Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Distributor. The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Distributor Indemnitee or Trust Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

(g) Each party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

(h) Nothing contained herein shall require the Trust to take any action contrary to any provision of its Organic Documents or any applicable statute or regulation or shall require the Distributor to take any action contrary to any provision of its Articles of Incorporation or Bylaws or any applicable statute or regulation; provided, however, that neither the Trust nor the Distributor may amend their Organic Documents or Articles of Incorporation and Bylaws, respectively, in any manner that would result in a violation of a representation or warranty made in this Agreement.

(i) Nothing contained in this section shall be construed to protect the Distributor against any liability to the Trust or its security holders to which the Distributor would otherwise be subject by reason of its failure to satisfy the standard of care set forth in Section 7 of this Agreement.”

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a) Lisanti Capital Growth, LLC

With respect to Lisanti Capital Growth, LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-62639). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(b) Auxier Asset Management LLC

With respect to Auxier Asset Management LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-55757). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(c) Beck, Mack & Oliver LLC

With respect to Beck, Mack & Oliver LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC

(File No. 801-482). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(d) D.F. Dent and Company, Inc.

With respect to D.F. Dent and Company, Inc., the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-11364). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(e) H.M. Payson & Co.

With respect to H.M. Payson & Co., the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-3901). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(f) MAI Capital Management, LLC

With respect to MAI Capital Management, LLC (f/k/a MAI Wealth Advisors, LLC), the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-58104). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(g) Polaris Capital Management, LLC

With respect to Polaris Capital Management, LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-43216). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(h) Rodgers Brothers, Inc. d/b/a/ Monongahela Capital Management

With respect to Monongahela Capital Management, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-61034). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.	101.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
2.	ABS Long/Short Strategies Fund	102.	Morgan Stanley ETF Trust
3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers	103.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds

4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers	104.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers	105.	Morningstar Funds Trust
6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers	106.	NEOS ETF Trust
7.	AdvisorShares Trust	107.	Niagara Income Opportunities Fund
8.	AFA Private Credit Fund	108.	North Square Evanston Multi-Alpha Fund
9.	AGF Investments Trust	109.	NXG Cushing® Midstream Energy Fund
10.	AIM ETF Products Trust	110.	NXG NextGen Infrastructure Income Fund
11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust	111.	OTG Latin American Fund, Series of World Funds Trust
12.	AlphaCentric Prime Meridian Income Fund	112.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
13.	American Century ETF Trust	113.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
14.	AMG ETF Trust	114.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
15.	Amplify ETF Trust	115.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
16.	Applied Finance Dividend Fund, Series of World Funds Trust	116.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
17.	Applied Finance Explorer Fund, Series of World Funds Trust	117.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
18.	Applied Finance Select Fund, Series of World Funds Trust	118.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
19.	Ardian Access LLC	119.	Palmer Square Funds Trust
20.	ARK ETF Trust	120.	Palmer Square Opportunistic Income Fund
21.	ARK Venture Fund	121.	Partners Group Private Income Opportunities, LLC
22.	Bitwise Funds Trust	122.	Perkins Discovery Fund, Series of World Funds Trust
23.	BondBloxx ETF Trust	123.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
24.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust	124.	Plan Investment Fund, Inc.
25.	Bridgeway Funds, Inc.	125.	Point Bridge America First ETF, Series of ETF Series Solutions
26.	Brinker Capital Destinations Trust	126.	Precidian ETFs Trust

27.	Brookfield Real Assets Income Fund Inc.	127.	Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
28.	Build Funds Trust	128.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
29.	Calamos Convertible and High Income Fund	129.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
30.	Calamos Convertible Opportunities and Income Fund	130.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
31.	Calamos Dynamic Convertible and Income Fund	131.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
32.	Calamos Global Dynamic Income Fund	132.	Renaissance Capital Greenwich Funds
33.	Calamos Global Total Return Fund	133.	REX ETF Trust
34.	Calamos Strategic Total Return Fund	134.	Reynolds Funds, Inc.
35.	Carlyle Tactical Private Credit Fund	135.	RMB Investors Trust
36.	Cascade Private Capital Fund	136.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
37.	Catalyst Strategic Income Opportunities Fund	137.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
38.	CBRE Global Real Estate Income Fund	138.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
39.	Center Coast Brookfield MLP & Energy Infrastructure Fund	139.	Roundhill Cannabis ETF, Series of Listed Funds Trust
40.	Clifford Capital Partners Fund, Series of World Funds Trust	140.	Roundhill ETF Trust
41.	Cliffwater Corporate Lending Fund	141.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
42.	Cliffwater Enhanced Lending Fund	142.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
43.	Coatue Innovative Strategies Fund	143.	Roundhill Video Games ETF, Series of Listed Funds Trust
44.	Cohen & Steers ETF Trust	144.	Rule One Fund, Series of World Funds Trust
45.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers	145.	Russell Investments Exchange Traded Funds
46.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series	146.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
47.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers	147.	Six Circles Trust

48.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust	148	Sound Shore Fund, Inc.
49.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust	149.	SP Funds Trust
50.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of ONEFUND Trust	150.	Sparrow Funds
51.	Davis Fundamental ETF Trust	151.	Spear Alpha ETF, Series of Listed Funds Trust
52.	Defiance Connective Technologies ETF, Series of ETF Series Solutions	152.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
53.	Defiance BMNR Option Income ETF, Series of ETF Series Solutions	153.	STF Tactical Growth ETF, Series of Listed Funds Trust
54.	Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions	154.	Strategic Trust
55.	Defiance Quantum ETF, Series of ETF Series Solutions	155.	Strategy Shares
56.	Denali Structured Return Strategy Fund	156.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
57.	Dodge & Cox Funds	157.	Tekla World Healthcare Fund
58.	DoubleLine ETF Trust	158.	Tema ETF Trust
59.	DoubleLine Income Solutions Fund	159.	The 2023 ETF Series Trust
60.	DoubleLine Opportunistic Credit Fund	160.	The 2023 ETF Series Trust II
61.	DoubleLine Yield Opportunities Fund	161.	The Community Development Fund
62.	DriveWealth ETF Trust	162.	The Cook & Bynum Fund, Series of World Funds Trust
63.	EIP Investment Trust	163.	The Private Shares Fund
64.	Ellington Income Opportunities Fund	164.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
65.	ETF Opportunities Trust	165.	Third Avenue Trust
66.	Exchange Listed Funds Trust	166.	Third Avenue Variable Series Trust
67.	Exchange Place Advisors Trust	167.	Tidal Trust I
68.	FlexShares Trust	168.	Tidal Trust II
69.	Fortuna Hedged Bitcoin Fund, Series of Listed Funds Trust	169.	Tidal Trust III
70.	Forum Funds	170.	Tidal Trust IV
71.	Forum Funds II	171.	TIFF Investment Program
72.	Forum Real Estate Income Fund	172.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan

73.	Fundrise Growth Tech Fund, LLC	173.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
74.	GoldenTree Opportunistic Credit Fund	174.	Timothy Plan International ETF, Series of The Timothy Plan
75.	Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust	175.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan
76.	Grayscale Funds Trust	176.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
77.	Guinness Atkinson Funds	177.	Total Fund Solution
78.	Harbor ETF Trust	178.	Touchstone ETF Trust
79.	Harris Oakmark ETF Trust	179.	Trailmark Series Trust
80.	Hawaiian Tax-Free Trust	180.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
81.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust	181.	T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust
82.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust	182.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
83.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust	183.	T-Rex 2x Long Ether Daily Target ETF
84.	Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust	184.	U.S. Global Investors Funds
85.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust	185.	Union Street Partners Value Fund, Series of World Funds Trust
86.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust	186.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
87.	Innovator ETFs Trust	187.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
88.	Ironwood Institutional Multi-Strategy Fund LLC	188.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
89.	Ironwood Multi-Strategy Fund LLC	189.	Vest US Large Cap 10% Buffer Strategies VI Fund, Series of World Funds Trust
90.	Jensen Quality Growth ETF, Series of Trust for Professional Managers	190.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
91.	John Hancock Exchange-Traded Fund Trust	191.	Vest US Large Cap 20% Buffer Strategies VI Fund, Series of World Funds Trust
92.	Kurv ETF Trust	192.	Virtus Stone Harbor Emerging Markets Income Fund
93.	Lazard Active ETF Trust	193.	Volatility Shares Trust
94.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust	194.	WEBs ETF Trust

95.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers	195.	Wedbush Series Trust
96.	Mairs & Power Growth Fund, Series of Trust for Professional Managers	196.	Wellington Global Multi-Strategy Fund
97.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers	197.	Wilshire Mutual Funds, Inc.
98.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers	198.	Wilshire Variable Insurance Trust
99.	Manor Investment Funds	199.	WisdomTree Trust
100.	MoA Funds Corporation	200.	XAI Octagon Floating Rate & Alternative Income Term Trust

ITEM 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter.

The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Alicia Strout	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

ITEM 32(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Atlantic Fund Administration, LLC (d/b/a Apex Fund Services), 190 Middle Street, Suite 101, Portland, Maine 04101.

The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant’s custodian, as listed under “Custodian” in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant’s adviser or subadviser, as listed in Item 31 hereof.

ITEM 34.	MANAGEMENT SERVICES

Not Applicable.

ITEM 35.	UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirement of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has met all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act of 1933 and that it has duly caused this amendment to its registration statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, and State of Maine on December 19, 2025.

Forum Funds

/s/ Zachary Tackett
Zachary Tackett, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on December 19, 2025.

(a)	Principal Executive Officer

/s/ Zachary Tackett
Zachary Tackett
Principal Executive Officer

(b)	Principal Financial Officer

/s/ Karen Shaw
Karen Shaw
Principal Financial Officer (Principal Accounting Officer)

(c)	A majority of the Trustees

/s/ Karen Shaw
Karen Shaw, Trustee

Jennifer Brown-Strabley, Trustee*
Mark Moyer, Trustee*
David Tucker, Trustee*

By:	/s/ Zachary Tackett
Zachary Tackett
As Attorney-in-fact

*	Pursuant to powers of attorney previously filed.

EXHIBIT LIST

EXHIBITS
(h)(1)(b)	Amended Fee Waiver Agreement between Registrant and Atlantic Fund Administration, LLC (d/b/a Apex Fund Services) is filed herewith.
(h)(8)	Expense Limitation Agreement between Registrant and MAI Capital Management, LLC is filed herewith.
(i)	Opinion and consent of K&L Gates LLP is filed herewith.
(j)	Consent of Cohen & Company, Ltd. is filed herewith.
(p)(10)	Code of Ethics adopted by MAI Capital Management, LLC is filed herewith.